As filed with the Securities and Exchange Commission on July 20, 2012

Securities Act Registration No. 333-180762

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	Pre-Effective Amendment No.1
☐	Post-Effective Amendment No.

CONNECTOR CAPITAL CORPORATION

(Exact name of Registrant as specified in charter)

970 West Broadway
PMB 402, PO Box 30000
Jackson, Wyoming 83002

(Address of Principal Executive Offices)

(307) 633-2831

(Registrant’s telephone number, including Area Code)

Jonathan J. Ledecky
Chief Executive Officer
Connector Capital Corporation
970 West Broadway
PMB 402, PO Box 30000
Jackson, Wyoming 83002

(Name and address of agent for service)

Copies to:

Yvan-Claude Pierre, Esq. William N. Haddad, Esq. Reed Smith LLP 599 Lexington Avenue New York, NY 10022 Telephone: (212) 521-5400 Facsimile: (212) 521-5450	Brad L. Shiffman, Esq. Thomas R. Westle, Esq. Blank Rome LLP The Chrysler Building 405 Lexington Avenue New York, NY 10174 Telephone: (212) 885-5000 Facsimile: (212) 885-5001

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Titles of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share(2)	$117,300,000	$13,442.58	(3)
Warrants to Purchase Common Stock	$19,550	$2.24
Common Stock Underlying Warrants(4)	$29,325,000	$3,360.65
Total Registration Fee		$16,805.47

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
(2)	Includes underwriters’ over-allotment option.
(3)	Of this amount, $13,179 was previously paid by the Registrant.
(4)	Pursuant to Rule 416 under the Securities Act, the securities being registered hereunder include such indeterminate number of additional shares of common stock as may be issued after the date hereof as a result of stock splits, stock dividends or similar transactions.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	DATED JULY 20, 2012

CONNECTOR CAPITAL CORPORATION

6,800,000 Shares of Common Stock
1,700,000 Warrants Each to Purchase One Share of Common Stock

We are a newly formed, externally-managed, non-diversified, closed-end management investment company that intends to elect to be regulated as a business development company under the Investment Company Act of 1940, as amended, prior to the pricing of this offering. We are an emerging growth company, as such term is defined by the Jumpstart Our Business Startups Act.

Our primary investment objective is to maximize the return on our portfolio by making capital gains-based investments in equity securities of our portfolio companies. We intend to invest principally in the equity securities of rapidly growing, emerging non-public U.S. companies. Subject to the restrictions imposed upon us as a business development company, we may also invest up to 30.0% of our total assets on an opportunistic basis in larger publicly-traded equity securities of rapidly growing companies or in certain non-U.S. companies, in each case, that otherwise meet our investment criteria. We intend to acquire our investments primarily through private, direct investments in our portfolio companies and, to a lesser extent, through transactions executed on private secondary market exchanges and public securities exchanges.

We will seek to deploy capital primarily in the form of equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. As we intend to focus on making primarily capital gains-based investments in equity securities, we do not anticipate that our investments will generate current income such that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be less consistent than other business development companies that primarily make debt investments. We do not expect that we will have any capital gains during our first year of operations after completion of this offering.

Our investment activities will be managed by Connector Capital Asset Management, LLC. Connector Capital Service Company, LLC will provide the administrative services necessary for us to operate. Connector Capital Asset Management is recently organized and is in the process of being registered as an investment adviser, and neither it nor Connector Capital Service Company, LLC has any prior experience managing or administering a business development company, respectively.

We intend to apply to have our common stock and warrants approved for listing on The NASDAQ Capital Market under the symbols “     ” and “     ”, respectively. No assurance can be given that our application will be approved. We currently expect that the initial public offering price per share of our common stock will be $15.00, and the initial public offering price per warrant will be $0.01. Each warrant will have an exercise price per share that is equal to the initial public offering price per share of our common stock and will be exercisable at any time following the closing of this offering until           , 2022.

This prospectus contains important information you should know before investing in our common stock and warrants. Please read it carefully before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. We maintain a website at and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information and make stockholder inquiries by contacting us at Connector Capital Corporation, 970 West Broadway, PMB 402, PO Box 30000, Jackson, WY 83002, or by calling us, collect, at (307) 633-2831. The Securities and Exchange Commission maintains a website at http://www.sec.gov where such information is available without charge upon request. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Because we are newly formed, our shares and warrants have no history of public trading. Shares of registered closed-end management investment companies, including business development companies which are structured similarly to us, frequently trade at a discount from their net asset value. This risk of loss applies to our shares of common stock as well, and may be greater for investors expecting to sell their shares or warrants in a relatively short period of time after completion of the public offering. Additionally, if the market value of our shares never increases above the expected initial public offering price of $15.00 per share, the warrants offered hereby will expire worthless.

An investment in our common stock and warrants is subject to risks and involves a heightened risk of total loss of investment. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. As of             , 2012, our net asset value was approximately $     per share. Assuming an initial public offering price of $15.00 per share, purchasers of common stock in this offering will experience immediate dilution in net asset value of approximately $     per share. See “Dilution” for more information. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 21 of this prospectus to read about important factors you should consider, including the risk of leverage, before investing in our common stock or warrants.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Per Warrant		Total
Public offering price	$	$		$
Sales load (underwriting discounts and commissions)(1)	$		N/A	$
Proceeds, before expenses, to us(2)	$	$		$

(1)	No sales load (underwriting discount and commissions) will be paid to the underwriters for the warrants sold in this offering.
(2)	We estimate that we will incur expenses of approximately $ ($ per share) in connection with this offering. Such expenses and the sales load (underwriting discounts and commissions) will indirectly be borne by investors in this offering and will consequently reduce their net asset value per share. No sales load (underwriting discount and commissions) will be paid to the underwriters for the warrants sold in this offering. Net proceeds, after expenses and sales load, will be approximately $ ($ per share). The sales load and the offering expenses will result in immediate dilution to investors in our common stock in this offering. See “Dilution.”

We have granted the underwriters an option to purchase up to          additional shares of our common stock and up to          additional warrants, in each case, at the public offering price, less the sales load (underwriting discounts and commissions) in the case of our common stock, within 30 days of the date of this prospectus solely to cover over-allotments, if there should be any. If the underwriters exercise this option in full, the total public offering price, sales load and proceeds, before expenses, to us will be $    , $    , and $    , respectively. See “Underwriting.”

The underwriters expect to deliver our shares and warrants to purchasers in this offering on or about         , 2012.

Aegis Capital Corp

The date of this prospectus is            , 2012.

You should rely on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. We will amend this prospectus in the event of any material change to the information contained herein during the distribution period.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. This prospectus summary is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read carefully the more detailed information set forth under “Risk Factors” beginning on page 21 as well as the other information included in this prospectus.

Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Connector Capital” refer to Connector Capital Corporation. In addition, the terms “CCAM” or “investment adviser” refer to Connector Capital Asset Management, LLC, and “CCSC” or “administrator” refer to Connector Capital Service Company, LLC.

Unless otherwise noted, the information contained in this prospectus assumes (i) that the underwriters’ over-allotment option is not exercised; (ii) an initial public offering price of $15.00 per share and (iii) an initial public offering price of 0.01 per warrant.

Connector Capital Corporation

We are a newly formed, externally-managed, non-diversified closed-end management investment company that intends to elect to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, prior to the pricing of this offering.

Our primary investment objective is to maximize the return on our portfolio by making capital gains-based investments in equity securities of our portfolio companies. To a lesser extent, we may also attempt to maximize the return on our portfolio by investing opportunistically in dividend-paying equity securities or interest-bearing debt securities of our portfolio companies, although we do not expect such investments will comprise a material portion of our portfolio. We intend to invest principally in the equity securities of rapidly growing, emerging non-public U.S. companies. Subject to the restrictions imposed upon us as a business development company, we may also invest on an opportunistic basis in larger publicly-traded equity securities of rapidly growing companies or in certain non-U.S. companies, including those located in emerging markets, in each case that otherwise meet our investment criteria, although in no event will the aggregate value of such opportunistic investments exceed 30.0% of our total assets. We intend to acquire our investments primarily through private, direct investments in our portfolio companies and, to a lesser extent, through transactions executed on private secondary market exchanges and public securities exchanges.

Our investment activities will be managed by Connector Capital Asset Management, LLC, or CCAM. Connector Capital Service Company, LLC, or CCSC, will provide the administrative services necessary for us to operate. CCAM is recently organized and is in the process of being registered as an investment adviser, and neither it nor CCSC has any prior experience managing or administering a business development company, respectively.

We will seek to deploy capital primarily in the form of equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to twelve months, depending on market conditions and the availability of investment opportunities that are consistent with our investment objectives. As we intend to focus on making primarily capital gains-based investments in equity securities, we do not anticipate that our investments will generate current income such that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be less consistent than other business development companies that primarily make debt investments. We do not expect that we will have any capital gains during our first year of operations after completion of this offering.

We will seek to create a relatively low-turnover portfolio that we expect will initially include investments in up to 20 individual companies. We expect that the total number of portfolio companies in which we are invested will increase as our equity capital base grows subsequent to completion of this offering, including to the extent we are able to conduct follow-on equity offerings. Our investment adviser’s investment decisions will be based on an extensive analysis of each potential portfolio company’s business operations, supported by an in-depth understanding of key fundamentals such as growth potential, the quality of revenues and cash flow, variability of costs and the inherent value of a prospective portfolio company’s assets, including proprietary intangible assets and intellectual property. We expect that many of the companies that our investment adviser will evaluate may have financial backing provided by top tier private equity or venture capital funds or other financial or strategic sponsors at the time we make an investment.

We are an emerging growth company, as such term is defined by the Jumpstart Our Business Startups Act, or the JOBS Act, and will continue to be an emerging growth company until: (i) the last day of our fiscal year following the fifth anniversary of this prospectus; (ii) the date on which we become a large accelerated filer; or (iii) the date on which we have issued an aggregate of $1 billion in non-convertible debt during the preceding three years. As an emerging growth company, we are entitled to rely on certain scaled disclosure requirements and other exemptions, including an exemption from the requirement to provide an auditor attestation to management’s assessment of its internal controls as required by Section 404(b) of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act. We may at any time voluntarily elect to cease to avail ourselves of the scaled disclosure and other exemptions available to us as an emerging growth company, and have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act. See the risk factor entitled “We have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act which allows us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies.” As a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates.

Our Investment Adviser

Our investment activities will be managed by our investment adviser, Connector Capital Asset Management, LLC. CCAM will be responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, monitoring our investments and portfolio companies on an ongoing basis and ultimately the investment decision. CCAM was formed as a Delaware limited liability company on April 12, 2012, and is in the process of being registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. We intend to enter into an investment advisory agreement with CCAM, which we refer to as the Investment Advisory Agreement.

CCAM is led by Jonathan J. Ledecky, our president, chief executive officer and chairman of our board of directors. During his 30-year career as an investment professional and private investor, Mr. Ledecky served six years in venture capital roles, 18 years in entrepreneurial roles and six years in management roles of various companies, including as chief executive officer of a Fortune 500 company. The companies in which Mr. Ledecky has served as chairman, chief executive officer, director or co-founder have been involved in the acquisition of over 500 entities, which transactions have raised over $20 billion in capital cumulatively. Mr. Ledecky has served as chairman of Ironbound Partners Fund, LLC, a private investment management fund, since March 1999. We intend to benefit from Mr. Ledecky’s strong relationships with numerous investment advisors, investment bankers, commercial bankers, venture capitalists, entrepreneurs, private investors, business brokers, business owners, lawyers and accountants.

Jonathan Ledecky is assisted by his brother, David Ledecky. David Ledecky previously served as Executive Vice President, Chief Administrative Officer and a board member of Building One Services Corporation (originally Consolidation Capital Corporation). Mr. Ledecky has most recently served as a part-time legal and business consultant to Ironbound Partners. Each of Jonathan Ledecky and David Ledecky is a principal of CCAM. We expect to benefit from the proven ability of our investment adviser’s senior investment professionals to identify attractive investment opportunities, conduct due diligence on and value prospective investments, negotiate terms, and manage and monitor a diversified portfolio of those investments. See “Portfolio Management — Advisory Board to CCAM.” Our investment adviser’s senior investment professionals have, and we expect its board of advisers, or the Advisory Board, will have broad investment backgrounds and have collectively developed an extensive network of contacts that will provide us with our principal source of investment opportunities.

We will pay CCAM a fee for its services under the Investment Advisory Agreement consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.0% of our total assets (which is derived from our balance sheet and includes proceeds from any borrowings or debt securities or preferred stock we issue, if any, regardless of whether such proceeds are used to purchase assets). For purposes of calculating the base management fee, “total assets” is determined without deduction for any liabilities and includes, without limitation, cash, cash equivalents, U.S. Government securities and any short-term debt investments. Because our base management fee is based on our total assets (including proceeds received from borrowings or issuances of debt securities and preferred stock) as opposed to net assets, CCAM will be entitled to a greater base management fee if we incur debt or use leverage. As a result, although we currently do not intend to incur debt or use leverage during the first 12 months following completion of this offering, there may be an incentive for our investment adviser to incur debt or utilize leverage in the future. Because this incentive creates a potential conflict of interest, we will be required to obtain the approval of the majority of our independent directors before we incur any indebtedness or utilize leverage, including the issuance of preferred stock.

The incentive fee has two components, ordinary income and capital gains, which are largely independent of each other, with the result that one component may be payable even if the other is not.

The ordinary income component of the incentive fee is determined and payable in arrears as of the end of each calendar quarter (or upon termination of the Investment Advisory Agreement, as of the termination date). Under the ordinary income component, we will pay CCAM 20.0% of our accrued income for any calendar quarter after expenses (other than incentive fees) and excluding the effect of any realized capital gains and losses and any unrealized appreciation and depreciation, which we refer to as pre-incentive fee net investment income, exceeds a “hurdle rate” of 2.0% (which is 8.0% annualized) of our net assets as of the end of the immediately preceding quarter, subject to a “catch-up” provision pursuant to which CCAM receives all of such income in excess of the 2.0% (which is 8.0% annualized) level, but is less than or equal to 2.5% (which is 10.0% annualized). The effect of the “catch-up” provision is that if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, CCAM will receive 20.0% of our pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind, or PIK, interest and zero coupon securities), accrued income that we have not yet received in cash and may ultimately never collect. Unlike other business development companies, whether or not we ultimately receive deferred interest will have no effect on the incentive fee to which CCAM will be entitled. The ordinary income component of the incentive fee is not subject to any claw-back in the event our pre-incentive fee net investment income exceeds 2.5% in a particular calendar quarter but does not exceed the hurdle rate of 2.0% in any other calendar quarter in that fiscal year, including if we experience losses in all other calendar quarters.

The capital gains component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2012, and will equal the lesser of (i) 20.0% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return “hurdle rate” of 8.0% (annualized) and a “catch-up” feature of 10.0% (annualized), and (ii) 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.”

Business Strategy

Our primary investment objective is to maximize the return on our portfolio by making capital gains-based investments in equity securities of our portfolio companies. To a lesser extent, we may also attempt to maximize the return on our portfolio by investing opportunistically in dividend-paying equity securities or interest-bearing debt securities of our portfolio companies, although we do not expect such investments will comprise a material portion of our portfolio. We have adopted the following business strategies to achieve our investment objective:

•	Focus on investments in young entrepreneurs. We believe that there is a new generation of companies being formed by young entrepreneurs who are adept at successfully identifying and providing the needs of the 18 to 34 year old “Millennial-Generation” demographic. We intend to focus our investments in niche e-commerce companies; web-based and traditional consumer retail companies; mobile technology companies; business services companies; distribution companies; logistics management companies; education services and technology companies; financial services and technology companies; information services and technology companies; franchising companies; consumer services companies; marketing services companies; health care services companies; and sports, media and entertainment companies. In addition, we will seek to invest in the transition of traditional companies to web-based enterprises.
•	Focus on direct equity investments in private companies. We intend to acquire our investments primarily through private, direct investments in our portfolio companies and, to a lesser extent, through transactions executed on private secondary market exchanges and public securities exchanges. We believe that there is a large, underserved market among rapidly growing, emerging non-public companies for equity capital investments, particularly within market sectors in which the senior investment professionals of our investment advisor, led by Jonathan Ledecky, have expertise, including niche e-commerce; web-based and traditional consumer retail; mobile technology; business services; distribution services; logistics management; education services and technology; financial services and technology; information services and technology; franchising; consumer services; marketing services; health care services; and sports, media and entertainment. Many of the companies within these market sectors lack the necessary cash flows to sustain substantial amounts of debt and therefore have viewed equity capital as a more attractive long-term financing tool. As a result, growing privately-held companies have historically relied upon the IPO market to raise additional equity capital.

However, over the past decade, the IPO markets have experienced substantial structural changes which have made it significantly more challenging for private companies to go public. In addition, the added compliance obligations associated with operating a public company, including those imposed under the Sarbanes-Oxley Act have made IPOs a less attractive alternative for smaller privately-held companies. As a result, there are dramatically fewer IPOs today than there were a decade ago, with prospective public companies taking longer to come to market and potential IPO candidates being required to have much larger market capitalizations. For example, from 1991 – 2000, there were 5,330 IPOS in the United States, of which 2,728 were venture-capital backed. From 2001 – 2010, there were 1,280 IPOS, of which 422 were venture-capital backed. In 2011, there were only 52 IPOs that were venture-capital backed, down from 75 in 2010. About 25% of those were conducted by foreign companies. Led by several large offerings, there were 11 IPOs in the fourth quarter of 2011, up 120% from the third quarter of 2011, but down 67% from the fourth quarter of 2010. By comparison, acquisitions were much greater, with 429 transactions conducted during 2011, beating 2010's record number of 426.

These factors are conspiring to make it difficult for private companies to gain access to public markets and the corresponding liquidity and equity capital such companies need to continue to grow. As a result, we expect that there is significant untapped demand for equity capital investments among attractive, rapidly growing, undervalued, emerging non-public companies in the market sectors which we intend to target, including niche e-commerce; web-based and traditional consumer retail; mobile technology; business services; distribution services; logistics management; education services and technology; financial services and technology; information services and technology; franchising; consumer services; marketing services; health care services; and sports, media and entertainment. We intend to serve these market sectors by providing equity capital to rapidly growing, undervalued, emerging non-public companies that meet our investment criteria, but that lack the size required to sustain a successful IPO. In connection with such direct investments, we may also seek to partner with other private equity and venture capital investors with whom our investment adviser’s senior investment professionals, Advisory Board members and our board of directors have established relationships. We expect that these relationships within the private equity and venture capital community will provide us with access to attractive direct investment opportunities.

•	Focus on investments with potential for attractive liquidity events or exit opportunities. We intend to seek investment opportunities that will provide the potential for attractive liquidity events or exit opportunities. We believe the recent enactment of the Jumpstart Our Business Startups Act, or the JOBS Act, will increase the possibility of liquidity events for our portfolio companies. For example, we believe that many of our portfolio companies will be “emerging growth companies,” as defined under the JOBS Act, that will be able to take advantage of various provisions in the JOBS Act that are intended to ease the regulatory burdens of an initial public offering. As a result of the JOBS Act, we anticipate a greater likelihood that our portfolio companies will conduct initial public offerings that provide liquidity events.
•	Focus on providing individual investors with access to portfolio of previously inaccessible investments. We will focus on investing in what we believe are attractive rapidly growing, emerging non-public companies. We expect that this will provide individual investors with access to an asset class that has previously been limited to venture capital, private equity and similar large institutional investors. In addition, while accredited individual investors have had limited access to select investments in private companies, we believe that our portfolio approach provides a more balanced and diversified alternative to such investments.

Potential Competitive Advantages

Set forth below are potential competitive advantages that we expect to have over similar entities that focus on equity-based investing in privately-held companies.

There can be no assurances that we will realize any of these potential competitive advantages or that any such competitive advantages will inure to our benefit. Neither we nor our investment adviser has ever operated as a business development company or a RIC, and the lack of experience of our investment adviser and its management in operating under the constraints imposed on us as a business development company and a RIC may hinder our ability to realize any of the potential competitive advantages set forth below. See “Risk Factors” beginning on page 21 of this prospectus.

•	Deal-Sourcing Capabilities of CCAM. Over the course of the past three decades of researching and investing in rapidly-growing, emerging non-public companies, the senior investment professionals of CCAM, led by Jonathan Ledecky, have developed strong reputations within the investment community, particularly within niche e-commerce; web-based and traditional consumer retail; mobile technology; business services; distribution services; logistics management; education services and technology; financial services and technology; information services and technology; franchising; consumer services; marketing services; health care services; and sports, media and entertainment sectors. We expect that our investment adviser’s Advisory Board members and our board of directors will have strong relationships in the financial and investing sectors. As a result, we anticipate that we will have access to extensive contacts and sources from which to generate potential investment opportunities. These contacts and sources include private equity funds, Silicon Valley and Silicon Alley venture capital firms, investment management companies, investment and commercial bankers, angel investors, hedge funds, entrepreneurs, other business development companies, attorneys and accountants. We expect the strong reputation of CCAM’s senior investment professionals, its Advisory Board members and the members of our board of directors, as well as their extensive contacts within the investment community, will provide us with a potential competitive advantage in generating deal flow and attractive prospective investments.
•	Ability to identify undervalued opportunities and manage investments. We believe that the senior investment professionals of CCAM, led by Jonathan Ledecky, will be able to identify and invest in undervalued opportunities. We believe that these opportunities will provide the potential to invest in portfolio companies at lower valuations relative to other companies in the same industry. These senior investment professionals have extensive experience managing investments in private companies and creating attractive liquidity events and exit opportunities. As a result, we anticipate that they will be able to identify undervalued portfolio companies in which we will have the opportunity to invest at low valuations. However, CCAM and its senior investment professionals have no experience managing a business development company and no assurance can be given that they will be successful in managing private investments or creating attractive liquidity events under the regulatory framework of a business development company.
•	Process of mentoring young entrepreneurs. The senior investment professionals of CCAM have developed an active program which mentors young entrepreneurs by providing advice and guidance and helping to match experienced operators with young emerging growth companies. These experienced operators have broad contact networks that we believe can supplement CCAM’s relationships and lead to incremental sales revenue for our portfolio companies. We expect that this mentoring process will provide us with a potential competitive advantage in locating attractive equity investments for our portfolio, although CCAM has not previously implemented the investment process in the context of a business development company.
•	Deep investment research on the leading private companies and emerging growth industries. Our investment adviser’s senior investment professionals, its Advisory Board and our board of directors have significant experience researching and investing in the types of rapidly growing, emerging non-public companies we intend to target for investment. In particular, Jonathan Ledecky, our president, chief executive officer, chairman of our board of directors and the chief investment officer of CCAM, during his 30-year career as an investment professional and private investor, has served six years in venture capital roles, 18 years in entrepreneurial roles and six years in management roles of various companies, including as chief executive officer of a Fortune 500 company.
•	Disciplined investment approach. CCAM intends to employ a disciplined approach in selecting our investments. CCAM’s investment philosophy will focus on ensuring that our investments have an appropriate return profile relative to risk. When market conditions make it difficult for us to invest according to our criteria, CCAM intends to be highly selective in deploying our capital. We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments, we, through CCAM, intend to conduct a rigorous due diligence process that draws from the investment experience, industry expertise, and network of contacts of the senior investment professionals of CCAM.
•	Longer investment horizon with attractive publicly-traded model. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, must be returned to investors after a pre-agreed time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings, or other liquidity events more quickly than they otherwise might have, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. While we are required to distribute substantially all realized gains net of fees paid to CCAM under the Investment Advisory Agreement, we believe that our “opt out” dividend reinvestment plan, our flexibility to make investments, and the absence of capital return requirements of traditional private investment vehicles provide us with the opportunity to generate more attractive returns on invested capital and enable us to be a better long-term partner for our portfolio companies.

Risk Factors

See “Risk Factors” beginning on page 21 as well as the other information included in this prospectus for a more detailed discussion of factors you should consider carefully before deciding to invest in shares of our common stock or warrants.

The value of our assets, as well as the market price of our shares and warrants, will fluctuate. Our investments may be risky, and you may lose all or part of your investment. Investing in our common stock and warrants involves significant risks, including the following:

•	We are a new company with no operating history, and our investment adviser is newly formed and has no history of sourcing investments for a business development company.

•	Neither we nor our investment adviser has ever operated as a business development company or a RIC, and the lack of experience of our investment adviser and its management in operating under the constraints imposed on us as a business development company and a RIC may hinder the achievement of our investment objectives.
•	Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.
•	We will be dependent upon CCAM’s senior investment professionals for our future success, particularly Jonathan Ledecky and David Ledecky. If we lose any of our investment adviser’s senior investment professionals, our ability to implement our business strategy could be significantly harmed.
•	None of the CCAM’s senior investment professionals or Advisory Board members, including Jonathan Ledecky and David Ledecky, will be subject to employment agreements with us or CCAM, and we cannot assure you that our investment adviser will be successful in retaining its senior investment professionals.
•	Our financial condition and results of operations will depend on our ability to achieve our investment objective.
•	We have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act which allows us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies.
•	We will incur significant costs as a result of being a publicly traded company.
•	Efforts to comply with the applicable provisions of Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.
•	Even in the event the value of our portfolio declines, the base management fee will still be payable.
•	We may be obligated to pay CCAM an incentive fee even if we incur a loss, and we cannot recover payments made in previous years as a result of future losses.
•	If the return on our investments which we hold in cash, cash equivalents, U.S. Government securities and short-term debt instruments is not greater than the base management fee, the net asset value of our portfolio will decline and we may not have sufficient liquidity to pay our fees and expenses.
•	Our business model depends upon the development and maintenance of strong referral relationships with private equity and venture capital funds and investment banking firms.
•	We will operate in a highly competitive market for direct equity investment opportunities.
•	There are significant potential risks associated with investing in venture capital and private equity-backed non-public companies with complex capital structures.
•	The market sectors in which we plan to invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns.
•	There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.
•	A disruption in the capital markets and the credit markets could negatively affect our business.
•	If we use borrowed funds or the proceeds of preferred stock to make investments, we will be exposed to risks typically associated with leverage which will increase the risk of investing.

•	Our base management fee and our incentive fee may induce CCAM to make speculative investments and/or use leverage.
•	CCAM’s liability will be limited under the Investment Advisory Agreement, and we will agree to indemnify CCAM against certain liabilities, which may lead CCAM to act in a riskier manner on our behalf than it would when acting for its own account.
•	CCAM can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, which would result in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
•	CCSC can resign on 60 days’ notice from its role as our administrator under the Administration Agreement, and we may not be able to find a suitable replacement, which would result in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
•	We will likely experience fluctuations in our quarterly results.
•	Because we intend to distribute substantially all of our income to our stockholders in order to qualify as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.
•	We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
•	Our ability to enter into transactions with our affiliates and affiliates of the investment adviser will be restricted.
•	Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.
•	Our board of directors is authorized to reclassify any unissued shares of stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners, which could have an adverse effect on our common stockholders.
•	Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
•	If we are unable to qualify for tax treatment as a RIC, we will be subject to corporate-level income tax, which would have a material adverse effect on our results of operations and financial condition.
•	Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition.
•	Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
•	Our investments in the privately-held, rapidly growing, emerging non-public companies that we are targeting may be extremely risky and we could lose all or part of our investments.
•	We have not identified the portfolio companies in which we will invest the net proceeds of this offering, and we cannot assure you that we will be able to successfully deploy the proceeds of our initial public offering within the timeframe we have contemplated.
•	We may invest in below investment grade debt securities or junk bonds, which investments are risky.
•	Our portfolio companies may experience continuing operating losses, which could be substantial, and there can be no assurance when or if such portfolio companies will operate at a profit.
•	We may not realize gains from our equity investments.

•	Our portfolio companies may issue additional securities or incur substantial debt that ranks equal or senior to our investments in such companies, and we could experience a complete loss on an equity investment in a portfolio company in the event of a bankruptcy or liquidation of such portfolio companies.
•	A limited number of portfolio companies or market sectors may account for a meaningful portion of our portfolio, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or market sectors experiences a market downturn.
•	The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.
•	Because our investments will generally not be in publicly-traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.
•	The lack of liquidity in our investments may adversely affect our business and, if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses or there may be delays in distributions of gains, if any.
•	Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.
•	We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.
•	In the event we do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.
•	Our ability to invest in public companies may be limited in certain circumstances.
•	Prior to this offering, there has been no public market for our common stock or the warrants offered hereby, and we cannot assure you that the market price of shares of our common stock or our warrants will not decline following the offering.
•	The trading prices of our common stock and warrants may be volatile and may decrease substantially.
•	There is a risk that you may not receive dividends or that our dividends may not grow over time.
•	We will have broad discretion over the use of proceeds of this offering, and we may use proceeds of this offering in a way with which you may not agree.
•	Investors in our common stock in this offering will incur immediate dilution.
•	We may issue additional common stock, which might dilute net tangible book value per share of our common stock.
•	A sale of a substantial number of shares of the common stock may cause the price of our common stock to decline.
•	We may be unable to list our common stock and/or warrants on The NASDAQ Capital Market, in which case this offering will not be completed.

Operating and Regulatory Structure

We were formed in April 2012 as a Maryland corporation that is an externally-managed, non-diversified, closed-end management investment company. We intend to elect to be regulated as a business development company under the 1940 Act prior to the pricing of this offering. As a business development company, we will be required to meet regulatory tests, including the requirement to invest at least 70.0% of our total assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.”

In addition, we intend to elect to be regulated for U.S. federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, or the Code. In order to be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities will be managed by CCAM and supervised by our board of directors. CCAM is recently organized and is in the process of being registered as an investment adviser registered under the Advisers Act. We intend to enter into the Investment Advisory Agreement with CCAM, under which we will agree to pay CCAM an annual base management fee based on our total assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We also intend to enter into an administration agreement with CCSC, which we refer to as the Administration Agreement, under which we will agree to reimburse CCSC for our allocable portion of overhead and other expenses incurred by CCSC in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

We have no prior history of operating as a business development company, and neither CCAM nor CCSC has any prior experience managing or administering a business development company, respectively.

Our Corporate Information

Our principal executive offices are located at Connector Capital Corporation, 970 West Broadway, PMB 402, PO Box 30000, Jackson, WY 83002, and our telephone number is (307) 633-2831. We maintain a website at      and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

THE OFFERING

Common Stock Offered
6,800,000 shares (excluding 1,020,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters).
Common Stock to be Outstanding After this Offering
6,806,667 shares (excluding 1,020,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters and 1,955,000 shares issuable pursuant to the warrants offered hereby, assuming exercise in full of the underwriters’ over-allotment option).
Warrants Offered
1,955,000 warrants to purchase an aggregate of 1,955,000 shares of common stock (excluding 255,000 warrants issuable pursuant to the over-allotment option granted to the underwriters).
Warrant Exercise Price
Each warrant will have an exercise price per share that is equal to the initial public offering price per share of our common stock.
Warrant Exercise Term
The warrants are exercisable beginning on the date of issuance and at any time until , 2022.
Cashless Exercise of the Warrants
In the event that a registration statement covering shares of common stock underlying the warrants, or an exemption from registration, is not available for the resale of such shares of common stock underlying the warrants, the holder may, in its sole discretion, exercise the warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, elect instead to receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the warrant.
Anti-Dilution
The exercise price and the number of shares of common stock purchasable upon the exercise of the warrants are subject to adjustment upon the occurrence of specific events, including stock dividends, stock splits, combinations and reclassifications of our common stock.
Use of Proceeds
Our net proceeds from this offering, after estimated offering expenses, will be approximately $ , assuming an initial public offering price of $15.00 per share and $0.01 per warrant. These amounts do not include any proceeds which we may receive in connection with the exercise of the warrants offered hereby. We cannot predict when or if these warrants will be exercised, and it is possible that these warrants may expire and never be exercised.
We plan to invest the net proceeds of this offering in the equity securities of portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to twelve months, depending on market conditions and the availability of investment opportunities that are consistent with our investment objectives, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of this offering. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less from the date of investment. Any such cash, cash equivalents, U.S. Government securities and other high-quality short-term debt instruments we hold will be included in our total assets for purposes of calculating the base management fee payable by us, and any income generated by such securities will be subject to the ordinary income component of the incentive fee payable by us to CCAM. See “Use of Proceeds.”
Proposed NASDAQ Capital Market symbols
We intend to apply to have our common stock and warrants listed on The NASDAQ Capital Market under the symbols “ ” and “ ”, respectively. No assurance can be given that our application will be approved.
Distributions
The timing and amount of our dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. As we intend to focus on making primarily capital gains-based investments in equity securities, we do not anticipate that our investments will generate current income such that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be less consistent than other business development companies that primarily make debt investments. However, to the extent there are earnings or realized capital gains to be distributed, we intend to declare and pay a dividend at least annually. We do not expect that we will have any capital gains during our first year of operations after completion of this offering. See “Distributions.”
Because we will adopt an “opt out” dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. As a result, if we pay a dividend and you have not elected to opt out of the dividend reinvestment plan, you will be required to pay applicable federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the base management fee payable to our investment adviser. See “Dividend Reinvestment Plan.”
Lock-up Agreements
We and each of our directors and officers will agree that, for a period of six months from the date of this prospectus, such party will not, without the prior written consent of Aegis Capital Corp., offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any shares or any securities convertible into or exchangeable for shares, provided, however, that we may issue and sell shares pursuant to our dividend reinvestment plan. Aegis Capital Corp., in its sole discretion, may release any of the securities subject to these lock-up agreements at any time without notice.
Taxation
We intend to elect to be regulated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status and obtain favorable RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”
Investment Advisory Agreement
We intend to enter into the Investment Advisory Agreement with CCAM, under which CCAM, subject to the overall supervision of our board of directors, will manage our day-to-day operations and provide investment advisory services to us. We will pay CCAM a fee for its services under the Investment Advisory Agreement consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.0% of our total assets (which is derived from our balance sheet and includes proceeds from any borrowings or debt securities or preferred stock we issue, if any, regardless of whether such proceeds are used to purchase assets). For purposes of calculating the base management fee, “total assets” is determined without deduction for any liabilities and includes, without limitation, cash, cash equivalents, U.S. Government securities and any short-term debt investments. Because our base management fee is based on our total assets (including proceeds received from borrowings or issuances of debt securities and preferred stock) as opposed to net assets, CCAM will be entitled to a greater base management fee if we incur debt or use leverage. As a result, although we currently do not intend to incur debt or use leverage during the first 12 months following completion of this offering, there may be an incentive for our investment adviser to incur debt or utilize leverage in the future. Because this incentive creates a potential conflict of interest, we will be required to obtain the approval of the majority of our independent directors before we incur any indebtedness or utilize leverage, including the issuance of preferred stock.
The incentive fee has two components, ordinary income and capital gains, which are largely independent of each other, with the result that one component may be payable even if the other is not.
The ordinary income component of the incentive fee is determined and payable in arrears as of the end of each calendar quarter (or upon termination of the Investment Advisory Agreement, as of the termination date). Under the ordinary income component, we will pay CCAM 20.0% of the amount by which our accrued income for any calendar quarter after expenses (other than incentive fees) and excluding the effect of any realized capital gains and losses and any unrealized appreciation and depreciation, which we refer to as pre-incentive fee net investment income, exceeds a “hurdle rate” of 2.0% (which is 8.0% annualized) of our net assets as of the end of the immediately preceding quarter, subject to a “catch-up” provision pursuant to which CCAM receives all of such income in excess of the 2.0% (which is 8.0% annualized) level, but is less than or equal to 2.5% (which is 10.0% annualized). The effect of the “catch-up” provision is that if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, CCAM will receive 20.0% of our pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash and may ultimately never collect. Unlike other business development companies, whether or not we ultimately receive deferred interest will have no effect on the incentive fee to which CCAM will be entitled. The ordinary income component of the incentive fee is not subject to any claw-back in the event our pre-incentive fee net investment income exceeds 2.5% in a particular calendar quarter but does not exceed the hurdle rate of 2.0% in any other calendar quarter in that fiscal year, including if we experience losses in all other calendar quarters.
The capital gains component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2012, and will equal the lesser of (i) 20.0% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return “hurdle rate” of 8.0% (annualized) and a “catch-up” feature of 10.0% (annualized), and (ii) 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.”
Administration Agreement
We also intend to enter into the Administration Agreement with CCSC, under which we will agree to reimburse CCSC for our allocable portion of overhead and other expenses incurred by CCSC in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse CCSC for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer, chief compliance officer and any administrative support staff. While there is no limit on the total amount of expenses we may be required to reimburse to CCSC, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to CCSC. We estimate that we will incur approximately $ million in aggregate expenses under our Administration Agreement during our first 12 months of operations following completion of this offering. Other than reimbursements payable to CCSC under the Administration Agreement, we are not obligated to pay any other administration fees. See “Administration Agreement.”
Leverage
We may borrow money or issue debt securities from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-half of our assets) when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition in an effort to increase returns to our common stockholders. We currently do not intend to incur indebtedness on our portfolio or pay any interest during the first 12 months following completion of this offering. Additionally, we currently have no plans to issue any preferred stock during the first 12 months following completion of this offering.

Trading at a Discount
Shares of registered closed-end management investment companies, including business development companies which are structured similarly to us, frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. Our net asset value immediately following this offering will reflect reductions resulting from the sales load and the amount of the organization and offering expenses paid by holders of our common stock. This risk may have a greater effect on investors expecting to sell their shares or warrants soon after completion of the public offering, and our shares and warrants may be more appropriate for long-term investors than for investors with shorter investment horizons. Additionally, if the market value of our shares never increases above the expected initial public offering price of $15.00 per share, the warrants offered hereby will expire worthless. We cannot predict whether our shares will trade above, at or below net asset value.
License Agreement
We intend to enter into a license agreement with CCAM, pursuant to which CCAM will agree to grant us a non-exclusive, royalty-free license to use the name “Connector Capital.” See “License Agreement.”
Dividend Reinvestment Plan
We will adopt an “opt out” dividend reinvestment plan. Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. As a result, if you do not elect to opt out of the dividend reinvestment plan, you will be required to pay applicable federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the base management fee payable to our investment adviser.
Certain Anti-Takeover Measures
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities” “Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”
Custodian
serves as our Custodian. See “Custodian.”
Transfer Agent and Dividend Paying Agent
serves as our Transfer Agent and Dividend Paying Agent. See “Transfer Agent and Dividend Paying Agent.”
Warrant Agent
serves as our Warrant Agent. See “Description of Securities — Warrants.”
Risk Factors
Investing in our common stock and warrants involves a high degree of risk. You should consider carefully the information found in “Risk Factors” beginning on page 21 of this prospectus. We have no operating history as a business development company and as a RIC. If we fail to qualify as a RIC, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. We intend to invest in rapidly growing, emerging non-public companies. These activities may involve a high degree of business and financial risk. We will also be subject to risks associated with access to additional capital, fluctuating quarterly results and variation in our portfolio value.
Available Information
We have filed with the Securities and Exchange Commission, or the SEC, a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the Securities Act, which contains additional information about us and the shares of our common stock and warrants being offered by this prospectus. After completion of this offering, we will be obligated to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov. See “Additional Information.”
We maintain a website at and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information and make stockholder inquiries by contacting us at Connector Capital Corporation, 970 West Broadway, PMB 402, PO Box 30000, Jackson, WY 83002, or by calling us, collect, at (307) 633-2831. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Connector Capital Corporation,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Connector Capital Corporation.

Stockholder transaction expenses:
Sales load (as a percentage of aggregate offering price of our common stock and warrants)		%(1)
Offering expenses borne by common stockholders (as a percentage of total offering price)		%(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)		%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.0	%(4)
Incentive fees payable under our Investment Advisory Agreement (20.0% of ordinary income and capital gains)	0.0	%(5)
Interest payments on borrowed funds	0.0	%(6)
Other expenses (estimated)		%(7)
Total annual expenses		%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment in our common stock, assuming a 5.0% annual return	$	$	$	$

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.  While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement is unlikely to be material in our first 12 months following this offering, assuming a 5.0% annual return, and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of income or the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, the example assumes inclusion of the sales load of     % paid to the underwriters in connection with the shares of our common stock sold in this offering. No sales load will be paid to the underwriters for the warrants sold in this offering. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(1)	The underwriting discounts and commissions with respect to shares of common stock sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering. No sales load (underwriting discount and commissions) will be paid to the underwriters for the warrants sold in this offering.
(2)	Amount reflects estimated offering expenses of approximately $ and an offering size of $ .

(3)	The expenses of the dividend reinvestment plan are included in “Other Expenses.” See “Dividend Reinvestment Plan.”
(4)	Reflects our base management fee as a percentage of our total assets. Our base management fee under the Investment Advisory Agreement is based on our total assets, which is derived from our balance sheet and includes proceeds from any borrowings or debt securities or preferred stock we issue, if any, regardless of whether such proceeds are used to purchase assets. For purposes of calculating the base management fee, “total assets” is determined without deduction for any liabilities and includes, without limitation, cash, cash equivalents, U.S. Government securities and any short-term debt investments. See “Investment Advisory Agreement.” As a result, although we currently do not intend to use leverage during the first 12 months following completion of this offering, to the extent we elect to utilize leverage in the future, our base management fee as a percentage of our total assets would increase.
(5)	Based on our current business plan, we do not expect to invest fully the net proceeds from this offering for up to six to twelve months and we expect that we will not have any capital gains during our first year of operations after completion of this offering. As a result, we do not anticipate paying any incentive fees in the first year after the completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we realize capital gains upon the sale of equity investments in our portfolio companies. We expect that it will take more than six months to invest all of the proceeds of this offering, in part because investments in private companies often require substantial prior research and due diligence.

We will pay CCAM a fee for its services under the Investment Advisory Agreement consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.0% of our total assets (which is derived from our balance sheet and includes proceeds from any borrowings or debt securities or preferred stock we issue, if any, regardless of whether such proceeds are used to purchase assets). For purposes of calculating the base management fee, “total assets” is determined without deduction for any liabilities and includes, without limitation, cash, cash equivalents, U.S. Government securities and any short-term debt investments. Because our base management fee is based on our total assets (including proceeds received from borrowings or issuances of debt securities and preferred stock) as opposed to net assets, CCAM will be entitled to a greater base management fee if we incur debt or use leverage. As a result, although we currently do not intend to incur debt or use leverage during the first 12 months following completion of this offering, there may be an incentive for our investment adviser to incur debt or utilize leverage in the future. Because this incentive creates a potential conflict of interest, we will be required to obtain the approval of the majority of our independent directors before we incur any indebtedness or utilize leverage, including the issuance of preferred stock.

The incentive fee has two components, ordinary income and capital gains, which are largely independent of each other, with the result that one component may be payable even if the other is not.

The ordinary income component of the incentive fee is determined and payable in arrears as of the end of each calendar quarter (or upon termination of the Investment Advisory Agreement, as of the termination date). Under the ordinary income component, we will pay CCAM 20.0% of the amount by which our accrued income for any calendar quarter after expenses (other than incentive fees) and excluding the effect of any realized capital gains and losses and any unrealized appreciation and depreciation, which we refer to as pre-incentive fee net investment income, exceeds a “hurdle rate” of 2.0% (which is 8.0% annualized) of our net assets as of the end of the immediately preceding quarter, subject to a “catch-up” provision pursuant to which CCAM receives all of such income in excess of the 2.0% (which is 8.0% annualized) level, but is less than or equal to 2.5% (which is 10.0% annualized). The effect of the “catch-up” provision is that if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, CCAM will receive 20.0% of our pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash and may ultimately never collect. Unlike other business development companies, whether or not we ultimately receive deferred interest will have no effect on the incentive fee to which CCAM will be entitled. The ordinary income component of the incentive fee is not subject to any claw-back in the event our pre-incentive fee net investment income exceeds 2.5% in a particular calendar quarter but does not exceed the hurdle rate of 2.0% in any other calendar quarter in that fiscal year, including if we experience losses in all other calendar quarters.

The capital gains component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2012, and will equal the lesser of (i) 20.0% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return “hurdle rate” of 8.0% (annualized) and a “catch-up” feature of 10.0% (annualized), and (ii) 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.”

(6)	We may borrow money or issue debt securities from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-half of our assets) when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition in an effort to increase returns to our common stockholders. We currently do not intend to incur indebtedness on our portfolio or pay any interest during the first 12 months following completion of this offering. Additionally, we currently have no plans to issue any preferred stock during the first 12 months following completion of this offering. All fees and expenses associated with borrowing money or issuing and servicing debt securities and/or preferred stock will be indirectly borne by the holders of our common stock.
(7)	Includes estimated organizational expenses of $ (which are non-recurring) and our overhead expenses for the current fiscal year, including payments under the Administration Agreement based on our projected allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement. The Administrator performs services under the Administration Agreement at cost. We estimate that we will incur approximately $ million in aggregate expenses under our Administration Agreement during our first 12 months of operations following completion of this offering. Other than reimbursements payable to CCSC under the Administration Agreement, we are not obligated to pay any other administration fees. See “Administration Agreement.”

RISK FACTORS

Investing in our common stock and warrants involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock or warrants. Although the risks described below represent our material risks, they are not the only risks we face. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock and warrants could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are a new company with no operating history, and our investment adviser is newly formed and has no history of sourcing investments for a business development company.

We were initially formed in April 2012 and will commence operations upon completion of this offering. As a result, we have limited financial information on which you can evaluate an investment in our company or our prior performance. In addition, our investment adviser, CCAM, is recently organized and is in the process of being registered as an investment adviser, and neither it nor CCSC, has any prior experience managing and administering a business development company, respectively. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or fall to zero. In addition, we will have minimal capital resources until completion of this offering. We anticipate that it will take us up to six to twelve months to invest substantially all of the net proceeds of this offering in our targeted investments. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less. In addition, we will retain a portion of the net proceeds from this offering for purposes of funding our ongoing operations subsequent to the completion of this offering.

Neither we nor our investment advisor has ever operated as a business development company or a RIC, and the lack of experience of our investment adviser and its management in operating under the constraints imposed on us as a business development company and a RIC may hinder the achievement of our investment objectives.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to other investment vehicles managed by CCAM and its affiliates. For example, business development companies are required to invest at least 70.0% of their total assets primarily in securities of U.S.-based private companies or public companies with market capitalizations of less than $250 million, cash, cash equivalents, U.S. Government securities and other high-quality debt instruments that mature in one year or less. In addition, qualification for taxation as a RIC requires satisfaction of source-of-income, diversification and distribution requirements. CCAM does not have any experience investing under these constraints. Neither we nor CCAM has any experience operating under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

We intend to qualify as a business development company under the 1940 Act prior to consummation of this offering. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70.0% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. Government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a registered closed-end management investment company. Compliance with such regulations would significantly decrease our operating flexibility and could significantly increase our costs of doing business.

We will be dependent upon CCAM’s senior investment professionals for our future success, particularly Jonathan Ledecky and David Ledecky. If we lose any of our investment adviser’s senior investment professionals, our ability to implement our business strategy could be significantly harmed.

We will depend on the diligence, skill and network of business contacts of the CCAM’s senior investment professionals. These senior investment professionals, together with other investment professionals employed by CCAM, will evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of our investment adviser’s senior investment professionals, particularly Jonathan Ledecky and David Ledecky.

None of the CCAM’s senior investment professionals or Advisory Board members, including Jonathan Ledecky and David Ledecky, will be subject to employment agreements with us or CCAM, and we cannot assure you that our investment adviser will be successful in retaining its senior investment professionals.

None of the members of CCAM’s senior investment professionals or its Advisory Board members, including Jonathan Ledecky and David Ledecky, will be subject to employment agreements with us or CCAM. As a result, although Jonathan Ledecky and David Ledecky are principals of CCAM, they are free to terminate their employment with CCAM at any time. In addition, none of our investment adviser’s senior investment professionals or the Advisory Board members, including Jonathan Ledecky and David Ledecky, are subject to any non-compete agreements that would restrict their ability to provide investment advisory services to an entity with an investment objective similar to our own in the event they were to terminate their employment with CCAM, or if CCAM were to no longer serve as our investment adviser. We cannot assure you that our investment adviser will be successful in retaining its senior investment professionals or the Advisory Board members, including Jonathan Ledecky and David Ledecky. The departure of either Jonathan Ledecky or David Ledecky could have a material adverse effect on our ability to achieve our investment objective.

Our growth will require that CCAM retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which it will compete for experienced personnel will have greater resources than it will have.

Our financial condition and results of operations will depend on our ability to achieve our investment objective.

We are a newly organized company. As such, we are subject to the business risks and uncertainties associated with any new business enterprise. Our ability to achieve our investment objective will depend on our investment adviser’s ability to identify, analyze, invest in and finance companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. We cannot assure you that CCAM will be successful in identifying and investing in companies that meet our investment criteria, or that we will achieve our investment objective.

In addition to monitoring the performance of our existing investments, CCAM will be called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act which allows us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies.

We are an emerging growth company, as such term is defined by the JOBS Act, and will continue to be an emerging growth company until: (i) the last day of our fiscal year following the fifth anniversary of this prospectus; (ii) the date on which we become a large accelerated filer; or (iii) the date on which we have issued an aggregate of $1 billion in non-convertible debt during the preceding three years. As an emerging growth company, we have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act. This election allows us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including applicable requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.

Efforts to comply with the applicable provisions of Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

Under current SEC rules, beginning with our fiscal year ending December 31, 2013, we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and related rules and regulations of the SEC; although, as an emerging growth company, we are exempt from the requirement to provide an auditor attestation to management’s assessment of its internal controls as required by Section 404(b) of the Sarbanes-Oxley Act. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur additional expenses in the near term that may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with the applicable provisions of Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

Even in the event the value of our portfolio declines, the base management fee will still be payable.

The base management fee will be calculated as 2.0% of the value of our total assets, which is derived from our balance sheet and includes proceeds from any borrowings or debt securities or preferred stock we issue, if any, regardless of whether such proceeds are used to purchase assets. For purposes of calculating the base management fee, “total assets” is determined without deduction for any liabilities and includes, without limitation, cash, cash equivalents, U.S. Government securities and any short-term debt investments. The base management fee is payable regardless of whether the value of our total assets or your investment declines. As a result, we may owe CCAM a base management fee regardless of whether we incurred significant realized capital losses and unrealized capital depreciation (losses) during the period for which the base management fee is paid. Additionally, unlike other business development companies which pay a base management fee based on their net assets, because our base management fee is based on our total assets (including proceeds received from issuances of preferred stock and borrowings for investment purposes) as opposed to net assets, CCAM will be entitled to a greater base management fee if we incur debt or use leverage. As a result, although we currently do not intend to incur debt or use leverage during the first 12 months following completion of this offering, there may be an incentive for our investment adviser to incur debt or utilize leverage in the future, which could increase our losses if the value of our assets declines.

We may be obligated to pay CCAM an incentive fee even if we incur a loss, and we cannot recover payments made in previous years as a result of future losses.

CCAM will be entitled to receive the ordinary income component of the incentive fee for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for purposes of the ordinary income component of the incentive fee excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay CCAM ordinary income component of the incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

The ordinary income component of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. CCAM is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income. Additionally, if we pay an incentive fee and thereafter experience realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid. Further, the ordinary income component of the incentive fee is not subject to any claw-back in the event our pre-incentive fee net investment income exceeds 2.5% in a particular calendar quarter but does not exceed the hurdle rate of 2.0% in any other calendar quarter in that fiscal year, including if we experience losses in all other calendar quarters.

If the return on our assets which we hold in cash, cash equivalents, U.S. Government securities and short-term debt instruments is not greater than the base management fee, the net asset value of our portfolio will decline and we may not have sufficient liquidity to pay our fees and expenses.

As we intend to focus on making primarily capital gains-based investments in equity securities, we do not anticipate that our investments will generate current income. As a result, we anticipate that a portion of the net proceeds of this offering will be held in cash, cash equivalents, U.S. Government securities and short-term debt instruments so that we have sufficient liquidity with which to pay our fees and expenses. If we do not maintain sufficient cash balance, we may need to utilize leverage, which might not be available on favorable terms or at all, or we may need to sell some of our investments at times we would not consider advantageous, raise debt or additional equity capital or reduce new investment originations in order to pay our fees and expenses. Because the base management fee is calculated based on our total assets, which includes cash, cash equivalents, U.S. Government securities and short-term debt instruments, if such securities do not produce a return that is greater than the base management fee, the net asset value of our portfolio will decline. As a result, the market value of our common stock could be adversely affected.

Our business model depends upon the development and maintenance of strong referral relationships with private equity and venture capital funds and investment banking firms.

If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of equity investments and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities, and therefore such relationships may not lead to the origination of equity or other investments. Any loss or diminishment of such relationships could effectively reduce our ability to identify attractive portfolio companies that meet our investment criteria, either for direct equity investments or for investments through private secondary market transactions.

We will operate in a highly competitive market for direct equity investment opportunities.

A large number of entities compete with us to make the types of direct equity investments that we intend to target as a primary focus of our business strategy. We will compete for such investments with a large number of private equity and venture capital funds, other equity and non-equity based investment funds, investment banks, other business development companies and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes upon us as a business development company. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make direct equity investments that are consistent with our investment objective.

There are significant potential risks associated with investing in venture capital and private equity-backed non-public companies with complex capital structures.

We intend to acquire our investments primarily through private, direct investments in our portfolio companies and, to a lesser extent, through transactions executed on private secondary market exchanges. Such private companies frequently have much more complex capital structures than traditional publicly-traded companies, and may have multiple classes of equity securities with differing rights, including rights with respect to voting and distributions. In certain cases, such private companies may also have preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies. Although we believe that our investment adviser’s senior investment professionals, its Advisory Board members and our board of directors have extensive experience evaluating and investing in private companies with such complex capital structures, we cannot assure you that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a portfolio company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which, in turn, could have a material and adverse effect on our net asset value and results of operations.

The market sectors in which we plan to invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns.

We expect that a number of the portfolio companies in which we invest will operate in market sectors in which the senior investment professionals of our investment advisor, led by Jonathan Ledecky, have expertise, including niche e-commerce; web-based and traditional consumer retail; mobile technology; business services; distribution services; logistics management; education services and technology; financial services and technology; information services and technology; franchising; consumer services; marketing services; health care services; and sports, media and entertainment. The revenues, income (or losses) and valuations of companies in these market sectors can and often do fluctuate suddenly and dramatically. Additionally, these market sectors are subject to intense competition, decreasing life cycles, changing consumer preferences in respect of their products or services, rapid product obsolescence and technology standards, as well as general economic downturns. Any of these risks could materially and adversely affect the operating results and business prospects of our portfolio companies and, correspondingly, the value of any equity securities that we may hold. This could, in turn, materially and adversely affect our business, financial condition and results of operations.

There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.

We intend to enter into an Investment Advisory Agreement with CCAM. CCAM is controlled by Jonathan Ledecky, our president, chief executive officer and chairman of our board of directors. Jonathan Ledecky and David Ledecky, as principals of CCAM, collectively manage the business and internal affairs of CCAM.

In addition, CCSC will provide us with office facilities and administrative services pursuant to the Administration Agreement. We will pay CCSC our allocable portion of overhead and other expenses incurred by CCSC in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel, which creates conflicts of interest that our board of directors must monitor. Jonathan Ledecky is the managing member of and controls CCSC. While there is no limit on the total amount of expenses we may be required to reimburse to CCSC, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to CCSC. We estimate that we will incur approximately $     million in aggregate expenses under our Administration Agreement during our first 12 months of operations following completion of this offering.

In addition, our executive officers and directors, and the principals of our investment adviser, CCAM, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders.

While the investment focus of each of these entities tends to be different from our investment objective, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, CCAM does not anticipate that it will ordinarily identify investment opportunities that are appropriate for both us and the other funds that in the future may be managed by CCAM. However, to the extent it does identify such opportunities, CCAM will allocate such opportunities between us and such other funds pursuant to an established procedure to ensure that such allocation is fair and equitable. Our board of directors will monitor, on a quarterly basis, any such allocation of investment opportunities between us and any such other funds.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our board of directors will review these procedures on an annual basis.

We intend to enter into a license agreement with CCAM pursuant to which CCAM will agree to grant us a non-exclusive, royalty-free license to use the name “Connector Capital.” Under this agreement, we will have a right to use the “Connector Capital” name for so long as the Investment Advisory Agreement with CCAM is in effect. Other than with respect to this limited license, we will have no legal right to the “Connector Capital” name.

A disruption in the capital markets and the credit markets could negatively affect our business.

As a business development company, we will have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

Although currently we do not anticipate borrowing funds for investment purposes during the first 12 months following completion of this offering, to the extent we do utilize leverage and the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets. For example, we cannot be certain that we will be able to raise additional equity capital to provide funding for normal operations, including new originations. Reflecting concern about the stability of the financial markets, many institutional investors have reduced or ceased providing funding to borrowers. This market turmoil has led to increased market volatility and widespread reduction of business activity generally.

If we use borrowed funds or the proceeds of preferred stock to make investments, we will be exposed to risks typically associated with leverage, which will increase the risk of investing.

We may borrow money and may issue debt securities or preferred stock to leverage our capital structure, which is generally considered a speculative investment technique. In connection with such leverage, we also may choose to pledge up to 100% of our assets as collateral, depending on the related terms and conditions. As a result:

•	our shares of common stock would be exposed to incremental risk of loss; therefore, a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use leverage;
•	any depreciation in the value of our assets may magnify losses associated with an investment and could totally eliminate the value of an asset to us;
•	if we do not appropriately match the assets and liabilities of our business and interest or dividend rates on such assets and liabilities, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;
•	our ability to pay dividends on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200%, and any amounts used to service indebtedness or preferred stock would not be available for such dividends;
•	any credit facility would be subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed;
•	such securities would be governed by an indenture or other instrument containing covenants restricting our operating flexibility or affecting our investment or operating policies, and may require us to pledge assets or provide other security for such indebtedness;
•	we, and indirectly our common stockholders, bear the entire cost of issuing and paying interest or dividends on such securities;
•	if we issue preferred stock, the special voting rights and preferences of preferred stockholders may result in such stockholders having interests that are not aligned with the interests of our common stockholders, and the rights of our preferred stockholders to dividends and liquidation preferences will be senior to the rights of our common stockholders;
•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common stock; and
•	any custodial relationships associated with our use of leverage would conform to the requirements of the 1940 Act, and no creditor would have veto power over our investment policies, strategies, objectives or decisions except in an event of default or if our asset coverage was less than 200%.

Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage ratio equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test and we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our senior securities at a time when such sales may be disadvantageous.

Our base management fee and our incentive fee may induce CCAM to make speculative investments and/or use leverage.

The incentive fee that will be payable by us to CCAM may create an incentive for CCAM to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. Although no leverage is currently contemplated during the first 12 months following completion of this offering, the way in which the incentive fee payable to CCAM is determined, a portion of which is calculated as a percentage of the return on invested capital, may encourage CCAM to use leverage to increase the return on our investments. In addition, while we currently do not intend to use borrowings or other leverage for investment purposes during the first 12 months following completion of this offering, the fact that our base management fee is payable based upon our total assets, which would include any borrowings or leverage for investment purposes, may encourage CCAM to use leverage to make additional investments. We will be required, however, to obtain the approval of our board of directors before we incur any future indebtedness or issue any preferred stock. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

In addition, our investment adviser will have control over the timing of the acquisition and dispositions of our investments, and therefore over when we realize gains and losses on our investments. As a result, our investment adviser may face a conflict of interest in determining when it is appropriate to dispose of a specific investment to the extent doing so may serve to maximize its incentive fee at a point where disposing of such investment may not necessarily be in the best interests of our stockholders. Our board of directors will monitor such conflicts of interest in connection with its review of the performance of our investment adviser under our Investment Advisory Agreement, as well as during its quarterly review of our financial performance and results of operations.

CCAM’s liability will be limited under the Investment Advisory Agreement, and we will agree to indemnify CCAM against certain liabilities, which may lead CCAM to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, CCAM will not assume any responsibility to us other than to render the services called for under that agreement, and it will not be responsible for any action of our board of directors in following or declining to follow CCAM’s advice or recommendations. CCAM maintains a contractual, as opposed to a fiduciary, relationship with us. Under the terms of the Investment Advisory Agreement, CCAM, its officers, members, personnel, any person controlling or controlled by CCAM will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of CCAM’s duties under the Investment Advisory Agreement. In addition, we will agree to indemnify CCAM and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead CCAM to act in a riskier manner when acting on our behalf than it would when acting for its own account.

CCAM can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, which would result in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

CCAM will have the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If CCAM resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by CCAM and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

CCSC can resign on 60 days’ notice from its role as our administrator under the Administration Agreement, and we may not be able to find a suitable replacement within that time, which would result in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

CCSC will have the right to resign at any time upon not less than 60 days’ written notice under the Administration Agreement, whether we have found a replacement or not. If CCSC resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by CCSC. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

We will likely experience fluctuations in our quarterly results.

We will likely experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. These fluctuations may in certain cases be exaggerated as a result of our focus on realizing capital gains rather than current income from our investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Because we intend to distribute substantially all of our income to our stockholders in order to qualify as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

We may need additional capital to fund new investments and grow our portfolio of investments once we have fully invested the net proceeds of this offering. Although we do not anticipate borrowing funds during the 12 months following completion of this offering, we intend to access the capital markets periodically to issue equity or debt securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could significantly limit our ability to grow. In addition, we will be required to distribute at least 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, these earnings will not be available to fund new investments. An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which may have an adverse effect on the value of our securities.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Although we intend to focus on achieving capital gains from our investments, in certain cases we may receive current income, either through interest or dividend payments, on our investments. Because in certain cases we may recognize such current income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

Our ability to enter into transactions with our affiliates and affiliates of the investment adviser will be restricted.

Following our election to be treated as a business development company under the 1940 Act, we will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will be generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, of the SEC. We will be prohibited from buying or selling any security from or to any person who owns more than 25.0% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

Although we currently do not intend to use leverage during the first 12 months of operations following completion of this offering, and we have no present intention to issue preferred stock, we may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of total assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

If in the future we issue debt or preferred stock, all of the costs of offering and servicing such debt or preferred stock, including interest or preferential dividend payments thereon, will be borne by our common stockholders. The interests of the holders of any debt or preferred stock we may issue will not necessarily be aligned with the interests of our common stockholders. In particular, the rights of holders of our debt or preferred stock to receive interest, dividends or principal repayment will be senior to those of our common stockholders. Also, in the event we issue preferred stock, the holders of such preferred stock will have the ability to elect members of our board of directors, which may result in a conflict of interest for such directors between the interests of our common stockholders, on the one hand, and our preferred stockholders, on the other hand, in the event their respective interests vary. In addition, we may grant a lender a security interest in a significant portion or all of our assets, even if the total amount we may borrow from such lender is less than the amount of such lender’s security interest in our assets. In no event, however, will any lender to us have any veto power over, or any vote with respect to, any change in our, or approval of any new, investment objective or investment policies or strategies described in this prospectus.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We are also generally prohibited under the 1940 Act from issuing securities convertible into voting securities without obtaining the approval of our existing stockholders.

Our board of directors is authorized to reclassify any unissued shares of stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners, which could have an adverse effect on our common stockholders.

Our charter permits our board of directors to reclassify any authorized but unissued shares of stock into one or more classes of preferred stock. Our board of directors will generally have broad discretion over the size and timing of any such reclassification, subject to a finding that the reclassification and issuance of such preferred stock is in our best interests and in the best interests of our existing common stockholders. Any issuance of preferred stock would be subject to certain limitations imposed under the 1940 Act, including the requirement that such preferred stock have equal voting rights with our outstanding common stock. See “Description of Securities — Preferred Stock.” We are authorized to issue up to        shares of common stock, of which      shares will be issued and outstanding after completion of this offering. In the event our board of directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those shares of preferred stock would have a preference over our common stock with respect to dividends and liquidation. The cost of any such reclassification would be borne by our existing common stockholders. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred directors. The class voting rights of any shares of preferred stock we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the board of directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of shares of preferred stock as not in their best interests. The issuance of shares of preferred stock convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors will have the authority, subject to the 1940 Act, to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

If we are unable to qualify for tax treatment as a RIC, we will be subject to corporate-level income tax, which would have a material adverse effect on our results of operations and financial condition.

We intend to qualify as a RIC under the Code. As a RIC we would not have to pay federal income taxes on our income (including realized gains) that is distributed to our stockholders, provided that we satisfy certain distribution requirements. To maintain our qualification as a RIC under the Code, which is required in order for us to distribute our income without being taxed at the corporate level and to obtain favorable RIC treatment, we must meet certain income source, asset diversification and annual distribution requirements. Satisfying these requirements may require us to take actions we would not otherwise take, such as selling investments at unattractive prices to satisfy diversification, distribution or source of income requirements. In addition, while we are authorized to borrow funds in order to make distributions, under the 1940 Act we are not permitted to make distributions to stockholders while we have debt obligations or other senior securities outstanding unless certain “asset coverage” tests are met. If we fail to qualify as a RIC for any reason and become or remain subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on our results of operations and financial conditions, and thus, our stockholders.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern business development companies, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Our bylaws contain a provision exempting any and all acquisitions by any person of our shares of stock from the Control Share Act under the Maryland General Corporation Law. The Control Share Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

We are subject to the Maryland Business Combination Act, or the Business Combination Act, the application of which is subject to any requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors.

Additionally, under our charter, our board of directors is divided into three classes serving staggered terms; our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and a majority of our entire board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

Risks Related To Our Investments

Our investments in the privately-held, rapidly growing, emerging non-public companies that we are targeting may be extremely risky and we could lose all or part of our investments.

Investment in rapidly growing, emerging non-public companies that we are targeting involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to bankruptcy or liquidation and the loss of our equity investment;
•	they typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;
•	because they are privately owned, there is generally little publicly available information about these businesses; therefore, although our investment adviser’s agents will perform “due diligence” investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses and, in the case of investments we acquire on private secondary markets, we may be unable to obtain financial or other information regarding the companies in which we invest;
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

A portfolio company’s failure to satisfy financial or operating covenants imposed by its lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our equity investment in such portfolio company. We may incur expenses to the extent necessary to seek recovery of our equity investment or to negotiate new terms with a financially distressed portfolio company.

We have not identified the portfolio companies in which we will invest the net proceeds of this offering, and we cannot assure you that we will be able to successfully deploy the proceeds of our initial public offering within the timeframe we have contemplated.

Our investments will be selected by our investment adviser’s senior investment professionals who comprise its investment committee, and our stockholders will not have input into their investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares. We currently anticipate that substantially all of the net proceeds of this offering will be invested in accordance with our investment objective within six to twelve months following completion of our initial public offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of this offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of this offering within our contemplated timeframe after the completion of our initial public offering, our investment income, and in turn our results of operations, will likely be adversely affected.

We may invest in below investment grade debt securities or junk bonds, which investments are risky.

In addition to making equity investments in our portfolio companies, we may also, from time to time, invest in debt securities (both convertible and non-convertible). Currently, we do not expect such investments will comprise a material portion of our portfolio. In the event we invest in these debt securities, they may be either unrated or, if rated, likely to be below investment grade (or called “junk bonds”). Unrated or junk status indicates that an issuer is less likely to be able to meet its debt obligations and, therefore, more likely to default compared to issuers of investment-grade debt. These investments are risky. If the issuer were to default, we could lose all of our investment, which could materially harm our operating results.

Our portfolio companies may experience continuing operating losses, which could be substantial, and there can be no assurance when or if such portfolio companies will operate at a profit.

Because we intend to invest in privately-held, rapidly growing, emerging non-public companies, there is a risk that some or all of our portfolio companies may experience continuing operating losses, which could be substantial. There can be no assurance when or if such portfolio companies will operate at a profit. If such portfolio companies never achieve profitability, we could lose all or part of our investment in such portfolio companies, which could materially harm our operating results.

We may not realize gains from our equity investments.

We intend to invest principally in the equity and equity-related securities of privately-held, rapidly growing, emerging non-public companies. However, the equity interests we acquire may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments.

Our portfolio companies may issue additional securities or incur substantial debt that ranks equal or senior to our investments in such companies, and we could experience a complete loss on an equity investment in a portfolio company in the event of a bankruptcy or liquidation of such portfolio company.

We intend to invest primarily in equity securities issued by our portfolio companies. These portfolio companies may be permitted to issue additional securities or incur substantial debt that ranks equally with, or senior to, the equity securities in which we intend to invest. By their terms, such other securities (especially if they are debt securities) may provide that the holders are entitled to receive payment of interest or principal before we are entitled to receive any distribution from these portfolio companies. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our equity investment in that portfolio company would typically be entitled to receive payment in full before equity investors like us may receive any distribution in respect of our investment. If any of our portfolio companies incur substantial indebtedness, the portfolio company may not have any remaining assets to distribute to us after it repays such senior creditors. As a result, it is possible that we could experience a complete loss on an equity investment in a portfolio company in the event of a bankruptcy or liquidation of such portfolio company.

A limited number of portfolio companies or market sectors may account for a meaningful portion of our portfolio, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or market sectors experiences a market downturn.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies. A consequence of our limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. In addition, our investments may be concentrated in a limited number of market sectors, including niche e-commerce; web-based and traditional consumer retail; mobile technology; business services; distribution services; logistics management; education services and technology; financial services and technology; information services and technology; franchising; consumer services; marketing services; health care services; and sports, media and entertainment. As a result, a downturn in any market sector in which a significant number of our portfolio companies operate could materially adversely affect us.

The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investment. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related products and services often have a more limited market- or life-span than have products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate, or raise additional capital, in increasingly competitive markets. Their inability to do so could affect our investment return. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral, if any, securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property the companies currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

Because our investments will generally not be in publicly-traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments will generally not be in publicly traded securities. As a result, although we expect that some of our equity investments may trade on private secondary markets, the fair value of our direct investments in portfolio companies will often not be readily determinable. Under the 1940 Act, for our investments for which there are no readily available market quotations, including securities that, while listed on a private securities exchange, have not actively traded, we will value such securities at fair value quarterly as determined in good faith by our board of directors based upon the recommendation of the Board of Director’s Valuation Committee in accordance with our written valuation policy. In connection with that determination, members of investment adviser’s portfolio management team will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. The Valuation Committee intends to utilize the services of an independent valuation firm, which will prepare valuations for each of our portfolio investments that are not publicly-traded or for which we do not have readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded. However, the board of directors will retain ultimate authority as to the appropriate valuation of each such investment. The types of factors that the Valuation Committee will take into account in providing its fair value recommendation to the board of directors with respect to such non-traded investments will include, as relevant, the portfolio company’s earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, our fair value determinations with respect to any non-traded investments we hold may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.

The lack of liquidity in our investments may adversely affect our business and, if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses or there may be delays in distributions of gains, if any.

Our investments will generally not be in publicly traded securities. It is likely that certain of the securities we hold will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some portfolio companies may trade on private secondary markets, we can provide no assurance that such a trading market will continue or remain active, or that we will be able to sell our position in any portfolio company at the time we desire to do so and at the price we anticipate. The illiquidity of our investments, including those that are listed on private secondary markets, may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We will have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio may be invested in such illiquid securities from time to time.

In addition, because we will generally invest in equity and equity-related securities, we do not expect realization events, if any, to occur in the near-term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that initial purchasers of our shares could wait for an extended period of time before any appreciation or sale of our investments, and any attendant distributions of gains, may be realized.

Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While we intend to invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria, although in no event will the aggregate value of our non-U.S. investments exceed 30.0% of our total assets. Investing in foreign companies, and particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. issues. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing our rights as equity holders in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.

Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

In the event we do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Generally, we will not take controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the equity and equity-related investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a business development company, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment.

Risks Related to This Offering

Prior to this offering, there has been no public market for our common stock or the warrants offered hereby, and we cannot assure you that the market price of shares of our common stock or our warrants will not decline following the offering.

Before this offering, there was no public trading market for our common stock or the warrants offered hereby, and we cannot assure you that one will develop or be sustained after this offering for our common stock or warrants. We cannot predict the prices at which our common stock or the warrants offered hereby will trade. The initial public offering price for our common stock and the warrants will be determined through our negotiations with the underwriters and will not bear any relationship to the market price at which it will trade after this offering or to any other established criteria for our value. Shares of closed-end management investment companies offered in an initial public offering often trade at a discount to the initial public offering price due to sales loads, underwriting discounts and related offering expenses. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock or warrants purchased in this offering soon after this offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors prior to such issuance. Also, if subsequent to completion of this offering we fail to meet the continued listing standards of The NASDAQ Capital Market, as a result of a decline in our share price, aggregate market capitalization or otherwise, our shares may be de-listed and cease trading on The NASDAQ Capital Market. If that were to occur, our shares of common stock may become illiquid or have only limited trading, and the price of our shares could decline significantly. Further, if the market value of our shares never increases above the expected initial public offering price per share of $15.00, the warrants offered hereby will expire worthless.

The trading prices of our common stock and warrants may be volatile and may decrease substantially.

The trading prices of our common stock and warrants may fluctuate substantially. The prices of our common stock and warrants that will prevail in the market after this offering may be higher or lower than the prices you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares and warrants;
•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;
•	changes in regulatory policies or tax guidelines with respect to RICs or business development companies;
•	failure to qualify as a RIC, or the loss of RIC status;
•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;
•	general economic conditions and trends;

•	fluctuations in the valuation of our portfolio investments;
•	operating performance of companies comparable to us;
•	market sentiment against the industries in which we invest; or
•	departures of any of the senior investment professionals or Advisory Board members of CCAM.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

There is a risk that you may not receive dividends or that our dividends may not grow over time.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. As we intend to focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be less consistent than other business development companies that primarily make debt investments.

We will have broad discretion over the use of proceeds of this offering, and we may use proceeds of this offering in a way with which you may not agree.

We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering. We can not assure you that we will be able to successfully utilize the proceeds within the timeframe contemplated. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Investors in our common stock in this offering will incur immediate dilution.

If you purchase shares of our common stock in this offering, you will experience immediate dilution of approximately $     per share, or approximately $     per share if the underwriters’ over-allotment option is exercised in full, assuming a public offering price of $15.00 per share, because the price that you pay will be greater than the pro forma net asset value per share of the shares you acquire. This dilution is due to the commissions and discounts payable to the underwriters, together with our organizational expense and other expenses of this offering. Accordingly, investors in this offering will pay a price per share that exceeds the tangible book value per share after the closing of this offering.

We may issue additional common stock, which might dilute the net tangible book value per share of our common stock.

Our board of directors has the authority, without action or vote of our stockholders, to cause us to issue all or a part of our authorized but unissued shares. Such stock issuances could be made at a price that reflects a discount to, or a premium from, the then-current market price of our common stock. In addition, in order to raise capital, we may need to issue securities that are convertible into or exchangeable for a significant amount of our common stock. These issuances would dilute the percentage ownership interest, which would have the effect of reducing your influence on matters on which our stockholders vote, and might dilute the net tangible book value per share of our common stock. You may incur additional dilution if holders of stock options, whether currently outstanding or subsequently granted, exercise their options, or if warrant holders exercise their warrants to purchase shares of our common stock.

A sale of a substantial number of shares of the common stock may cause the price of our common stock to decline.

If our stockholders sell, or the market perceives that our stockholders intend to sell for various reasons, including the ending of restriction on resale or the expiration of lock-up agreements such as those entered into in connection with this offering, substantial amounts of our common stock in the public market, including shares issued upon the exercise of outstanding options or warrants, the market price of our common stock could fall. Sales of a substantial number of shares of our common stock and the exercises of outstanding options and warrants may make it more difficult for us to sell equity or equity-related securities in the future at a time and price that we deem reasonable or appropriate. We may become involved in securities class action litigation that could divert management’s attention and harm our business.

Following the closing of this offering, we will have 6,806,667 shares of common stock issued and outstanding, assuming no exercise of the underwriters’ over-allotment option. Substantially all of these shares will be available for public sale, subject in some cases to volume and other limitations or delivery of a prospectus. Additionally, we will reserve for issuance 1,700,000 shares of our common stock issuable upon exercise of the warrants offered pursuant to this prospectus, assuming no exercise of the underwriters’ over-allotment option. Upon exercise of these warrants, the underlying shares of our common stock may be resold into the public market. If the exercise price of these warrants is below the market price of our common stock from time to time, holders of warrants may exercise their warrants, in which case investors in our common stock would experience dilution. We cannot predict if future issuances or sales of our common stock, or the availability of our common stock for issuance or sale, will harm the market price of our common stock or our ability to raise capital.

We may be unable to list our common stock and/or warrants on The NASDAQ Capital Market, in which case this offering will not be completed.

Although we intend to file an application to list our common stock and warrants on The NASDAQ Capital Market, we cannot assure you that our application will be approved. If we are unable to list our common stock and warrants on The NASDAQ Capital Market, this offering will not be completed.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the effect of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with CCAM and other affiliates of CCAM;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	the use of borrowed money to finance a portion of our investments;
•	the adequacy of our financing sources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the ability of CCAM to locate suitable investments for us and to monitor and administer our investments;
•	the ability of CCAM or its affiliates to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a business development company;
•	the effect of changes to tax legislation and our tax position; and
•	the risks, uncertainties and other factors we identify in “Risk Factors,” beginning on page 21 of this prospectus, and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act. In addition, the forward-looking statements and projections contained in any reports we may file subsequent to completion of this offering under the Exchange Act will be excluded from the safe harbor protection provided by Section 21E of the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 6,800,000 shares of our common stock and 1,700,000 warrants in this offering will be approximately $     million, or approximately $     million if the underwriters fully exercise their over-allotment option, in each case assuming an initial public offering price of $15.00 per share and $0.01 per warrant, after deducting the underwriting discounts and commissions and estimated organizational and offering expenses of approximately $     payable out of the proceeds of this offering. These amounts do not include any proceeds which we may receive in connection with the exercise of the warrants offered hereby. We cannot predict when or if these warrants will be exercised, and it is possible that these warrants may expire and never be exercised.

After satisfying the above-referenced obligations, we plan to invest the remaining net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also use a portion of the net proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to twelve months, depending on market conditions and the availability of investment opportunities that are consistent with our investment objectives, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of this offering. We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less from the date of investment. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective. Any such cash, cash equivalents, U.S. Government securities and other high-quality short-term debt instruments we hold will be included in our total assets for purposes of calculating the base management fee payable by us, and any income generated by such securities will be subject to the ordinary income component of the incentive fee payable by us to CCAM. See “Investment Advisory Agreement.”

DISTRIBUTIONS

The timing and amount of our dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. As we intend to focus on making primarily capital gains-based investments in equity securities, we do not anticipate that our investments will generate current income such that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be less consistent than other business development companies that primarily make debt investments. However, to the extent there are earnings or realized capital gains to be distributed, we intend to declare and pay a dividend at least annually. We do not expect that we will have any capital gains during our first year of operations after completion of this offering.

We intend to elect to be regulated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2012 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90.0% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during preceding years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We will adopt an “opt out” dividend reinvestment plan. Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. As a result, if you do not elect to opt out of the dividend reinvestment plan, you will be required to pay applicable federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the base management fee payable to our investment adviser.

CAPITALIZATION

The following table sets forth:

•	our actual cash and capitalization as of , 2012; and
•	our cash and capitalization as adjusted to reflect (a) the sale of our common stock in this offering at an assumed public offering price of $15.00 per share and the sale of our warrants in this offering at an assumed public offering price of $0.01 per warrant, after deducting the estimated underwriting discounts and commissions and estimated organizational and offering expenses payable out of the proceeds of this offering, and (b) the application of the net proceeds of this offering as described under “Use of Proceeds.”

You should read this table together with “Use of Proceeds” and “Discussion of Our Operating Plans” in this prospectus.

As of , 2012
	Actual	As Adjusted(1)
Assets:
Cash	$	$
Deferred offering costs	$
Total assets	$	$
Stockholders’ equity:
Common stock, par value $0.001 per share; shares authorized, 6,667 shares issued and outstanding, actual; shares authorized, 6,806,667 shares issued and outstanding, as adjusted(2)	$	$
Additional paid-in capital
Accumulated net investment loss
Total net assets (deficit)	$	$
Net (deficit) asset value per share	$	$

(1)	Assumes no exercise of the underwriters’ over-allotment option.
(2)	Does not include shares issuable upon exercise of the warrants offered hereby.

DILUTION

The potential dilution to investors in this offering is represented by the amount by which the offering price per share exceeds our net asset value per share after the completion of this offering. Net asset value per share is determined by dividing our net asset value, which is our total assets less total liabilities, by the number of outstanding shares of our common stock.

As of            , 2012 our net asset deficit was $     , or $     per share. After giving effect to the sale of       shares of our common stock and        warrants in this offering at the expected public offering price of $15.00 per share and $0.01 per warrant, respectively, and after deducting the underwriting discounts and commissions of approximately $     and estimated offering expenses of approximately $     payable by us, our adjusted net asset value is expected to be approximately $     or $     per share, representing an immediate dilution of approximately $     per share to investors in our common stock in this offering.

The foregoing assumes no exercise of the underwriters’ over-allotment option to purchase additional shares and warrants. If the underwriters’ over-allotment option to purchase additional shares and warrants is exercised in full, our adjusted net asset value is expected to be approximately $     or $     per share, representing an immediate dilution of approximately $     per share to investors in this offering.

The following table illustrates the dilution on a per share basis (assuming no exercise of the underwriters’ over-allotment option), taking into account the assumptions set forth above:

Initial public offering price per share	$
, 2012 net asset deficit per share before this offering	$
Increase per share attributable to investors in this offering	$
As adjusted net asset value per share immediately after this offering	$
Dilution per share attributable to investors in this offering	$

The foregoing illustration does not reflect potential dilution from the exercise of the warrants to purchase shares of our common stock at an exercise price of $15.00 per share, which are offered hereby.

DISCUSSION OF OUR OPERATING PLANS

Overview

We were incorporated under the General Corporation Law of the State of Maryland in April 2012. We intend to elect to be regulated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70.0% of our total assets in “qualifying assets,” including securities of private or thinly-traded public U.S. companies and cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less. This offering will provide our initial capital resources. We are an emerging growth company, as such term is defined by the JOBS Act, and will continue to be an emerging growth company until: (i) the last day of our fiscal year following the fifth anniversary of this prospectus; (ii) the date on which we become a large accelerated filer; or (iii) the date on which we have issued an aggregate of $1 billion in non-convertible debt during the preceding three years.

Revenues

We plan to generate revenue in the form of capital gains through the appreciation in the value of our equity positions and warrants or other equity instruments that we may receive when we make investments in rapidly growing, emerging non-public companies. We currently do not expect to generate significant interest income, and we currently do not expect to receive recurring cash flows from our portfolio investments. The level of revenue that we generate will be largely dependent on economic, regulatory, and competitive factors that influence new investment activity, the level of realization events we experience with respect to our equity investments, and our ability to secure equity capital for our investment activities. We will likely be unable to predict the timing and amount of any capital gains we may receive from our portfolio investments. Accordingly, the revenue we generate, if any, will likely be subject to significant fluctuations.

Expenses

Our primary operating expenses will include the payment of the base management fee and incentive fees to CCAM under the Investment Advisory Agreement and the allocable portion of overhead and other expenses incurred by CCSC in performing its obligations under the Administration Agreement. While there is no limit on the total amount of expenses we may be required to reimburse to CCSC, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to CCSC. The base management fee and incentive fees under the Investment Advisory Agreement will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See “Investment Advisory Agreement,” and “Administration Agreement.” We will determine our net asset value as of the end of each calendar quarter. At such time, we will evaluate the amount of the ordinary income incentive fee, if any, to which CCAM would be entitled, and will accrue such amount as a liability until payment of such ordinary income incentive fee is made. We will also evaluate at such time whether our cumulative aggregate realized and unrealized capital appreciation on our portfolio would be sufficient to require us to pay a capital gains incentive fee to CCAM if all such capital appreciation were actually realized as of the end of such calendar quarter, and if so, we will accrue as a liability the amount of such capital gains incentive fee.

We will bear all other expenses of our operations and transactions, including (without limitation) the cost of calculating our net asset value, including the cost of third-party valuation services; the cost of effecting sales and repurchases of shares of our common stock and other securities; investment management fees; fees payable to third parties relating to, or associated with, making investments (in each case subject to approval of our board of directors); transfer agent and custodial fees; fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; any exchange listing fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions; costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either CCSC or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by CCSC in performing its obligations under the Administration Agreement, including rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel. You will indirectly bear all of the foregoing fees and expenses as an investor in our common stock. Other than reimbursements payable to CCSC under the Administration Agreement, we are not obligated to pay any other administration fees.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. Government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of this offering. Immediately after this offering, we expect to have cash resources in excess of $     and no indebtedness, assuming an initial public offering price per share of $15.00 and per warrant of $0.01. See “Use of Proceeds.”

We expect that cash flows generated from the net proceeds of this offering and from our investments will be sufficient to sustain our operations for a period of at least twenty-four months following the completion of this offering. We currently do not intend to incur indebtedness on our portfolio or pay any interest during the first 12 months following completion of this offering. We also have no current plans to issue any preferred stock during the first 12 months following completion of this offering. In addition, to the extent that our board of directors believes it is in the best interest of us and our stockholders, we may conduct one or more public or private offerings of additional shares of our common stock subsequent to the completion of this offering in order to raise additional capital for investment and for general working capital purposes, although we have no present plans to do so during the first 12 months immediately following completion of this offering.

As an emerging growth company, we are entitled to rely on certain scaled disclosure requirements and other exemptions, including an exemption from the requirement to provide an auditor attestation to management’s assessment of its internal controls as required by Section 404(b) of the Sarbanes-Oxley Act. We may at any time voluntarily elect to cease to avail ourselves of the scaled disclosure and other exemptions available to us as an emerging growth company, and have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act. See the risk factor entitled “We have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act which allows us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies.” As a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates.

Valuation of Investments

We intend to apply fair value accounting to all of our financial instruments (including derivatives) in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with Generally Accepted Accounting Principles in the United Sates, or GAAP, and requires disclosures for fair value measurements. In accordance with ASC 820, we will categorize our financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed under “Determination of Net Asset Value.” Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, our assumptions will be set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Distribution Policy

The timing and amount of our dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments. As such, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be much less consistent than other business development companies that primarily make debt investments. However, to the extent there are earnings or realized capital gains to be distributed, we intend to declare and pay a dividend at least annually.

We intend to elect to be regulated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2012 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90.0% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during preceding years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” There is no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We will adopt an “opt out” dividend reinvestment plan. Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. See “Dividend Reinvestment Plan.” As a result, if you do not elect to opt out of the dividend reinvestment plan, you will be required to pay applicable federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the base management fee payable to our investment adviser.

Contractual Obligations

We intend to enter into two contracts under which we will have material future commitments, the Investment Advisory Agreement, pursuant to which CCAM will serve as our investment adviser, and the Administration Agreement, pursuant to which CCSC will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations. Payments under the Investment Advisory Agreement in future periods will be equal to (1) a percentage of the value of our total assets and (2) an incentive fee based on our performance. Payments under the Administration Agreement will be based upon our allocable portion of overhead and other expenses incurred by CCSC in performing its obligations under the Administration Agreement, including rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel. Other than reimbursements payable to CCSC under the Administration Agreement, we are not obligated to pay any other administration fees. See “Investment Advisory Agreement” and “Administration Agreement.” For a discussion of the estimated amount of our obligations under these contracts based on a number of assumptions, see “Fees and Expenses.” Each of these contracts may be terminated by either party without penalty upon not fewer than 60 days’ written notice to the other.

Certain Relationships and Transactions

We intend to enter into an Investment Advisory Agreement with CCAM. CCAM is controlled by Jonathan Ledecky, our president, chief executive officer and chairman of our board of directors. Jonathan Ledecky and David Ledecky, as principals of CCAM, collectively manage the business and internal affairs of CCAM.

In addition, CCSC will provide us with office facilities and administrative services pursuant to the Administration Agreement. We will pay CCSC our allocable portion of overhead and other expenses incurred by CCSC in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel, which creates conflicts of interest that our board of directors must monitor. Jonathan Ledecky is the managing member of and controls CCSC. While there is no limit on the total amount of expenses we may be required to reimburse to CCSC, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to CCSC. We estimate that we will incur approximately $     million in aggregate expenses under our Administration Agreement during our first 12 months of operations following completion of this offering.

In addition, our executive officers and directors, and the principals of our investment adviser, CCAM, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders.

While the investment focus of each of these entities tends to be different from our investment objective, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, CCAM does not anticipate that it will ordinarily identify investment opportunities that are appropriate for both us and the other funds that in the future may be managed by CCAM. However, to the extent it does identify such opportunities, CCAM will allocate such opportunities between us and such other funds pursuant to an established procedure to ensure that such allocation is fair and equitable. Our board of directors will monitor, on a quarterly basis, any such allocation of investment opportunities between us and any such other funds.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our board of directors will review these procedures on an annual basis.

We intend to enter into a license agreement with CCAM pursuant to which CCAM will agree to grant us a non-exclusive, royalty-free license to use the name “Connector Capital.” Under this agreement, we will have a right to use the “Connector Capital” name for so long as the Investment Advisory Agreement with CCAM is in effect. Other than with respect to this limited license, we will have no legal right to the “Connector Capital” name.

BUSINESS

Connector Capital Corporation

We are a newly formed, externally-managed, non-diversified closed-end management investment company that intends to elect to be regulated as a business development company under the 1940 Act prior to the pricing of this offering.

Our primary investment objective is to maximize the return on our portfolio by making capital gains-based investments in equity securities of our portfolio companies. To a lesser extent, we may also attempt to maximize the return on our portfolio by investing opportunistically in dividend-paying equity securities or interest-bearing debt securities of our portfolio companies, although we do not expect such investments will comprise a material portion of our portfolio. We intend to invest principally in the equity securities of rapidly growing, emerging non-public U.S. companies. Subject to the restrictions imposed on us as a business development company, we may also invest on an opportunistic basis in larger publicly-traded equity securities of rapidly growing companies or in certain non-U.S. companies, including those located in emerging markets, in each case that otherwise meet our investment criteria, although in no event will the aggregate value of such opportunistic investments exceed 30.0% of our total assets. We intend to acquire our investments primarily through private, direct investments in our portfolio companies and, to a lesser extent, through transactions executed on private secondary market exchanges and public securities exchanges.

Our investment activities will be managed by CCAM. CCSC will provide the administrative services necessary for us to operate. CCAM is recently organized and is in the process of being registered as an investment adviser, and neither it nor CCSC has any prior experience managing or administering a business development company, respectively.

We will seek to deploy capital primarily in the form of equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to twelve months, depending on market conditions and the availability of investment opportunities that are consistent with our investment objectives. As we intend to focus on making primarily capital gains-based investments in equity securities, we do not anticipate that our investments will generate current income such that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be less consistent than other business development companies that primarily make debt investments. We do not expect that we will have any capital gains during our first year of operations after completion of this offering.

We will seek to create a relatively low-turnover portfolio that we expect will initially include investments in up to 20 individual companies. We expect that the total number of portfolio companies in which we are invested will increase as our equity capital base grows subsequent to completion of this offering, including to the extent we are able to conduct follow-on equity offerings. Our investment adviser’s investment decisions will be based on an extensive analysis of each potential portfolio company’s business operations, supported by an in-depth understanding of key fundamentals such as growth potential, the quality of revenues and cash flow, variability of costs and the inherent value of a prospective portfolio company’s assets, including proprietary intangible assets and intellectual property. We expect that many of the companies that our investment adviser will evaluate may have financial backing provided by top tier private equity or venture capital funds or other financial or strategic sponsors at the time we make an investment.

We are an emerging growth company, as such term is defined by the JOBS Act, and will continue to be an emerging growth company until: (i) the last day of our fiscal year following the fifth anniversary of this prospectus; (ii) the date on which we become a large accelerated filer; or (iii) the date on which we have issued an aggregate of $1 billion in non-convertible debt during the preceding three years. As an emerging growth company, we are entitled to rely on certain scaled disclosure requirements and other exemptions, including an exemption from the requirement to provide an auditor attestation to management’s assessment of its internal controls as required by Section 404(b) of the Sarbanes-Oxley Act. We may at any time voluntarily elect to cease to avail ourselves of the scaled disclosure and other exemptions available to us as an emerging growth company, and have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act. See the risk factor entitled “We have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act which allows us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies.” As a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates.

Our Investment Adviser

Our investment activities will be managed by our investment adviser, CCAM. CCAM will be responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, monitoring our investments and portfolio companies on an ongoing basis and ultimately the investment decision. CCAM was formed as a Delaware limited liability company on April 12, 2012, and is in the process of being registered as an investment adviser under the Advisers Act. We intend to enter into the Investment Advisory Agreement with CCAM.

CCAM is led by Jonathan J. Ledecky, our president, chief executive officer and chairman of our board of directors. During his 30-year career as an investment professional and private investor, Mr. Ledecky served six years in venture capital roles, 18 years in entrepreneurial roles and six years in management roles of various companies, including as chief executive officer of a Fortune 500 company. The companies in which Mr. Ledecky has served as chairman, chief executive officer, director or co-founder have been involved in the acquisition of over 500 entities, which transactions have raised over $20 billion in capital cumulatively. Mr. Ledecky has served as chairman of Ironbound Partners Fund, LLC, a private investment management fund, since March 1999. We intend to benefit from Mr. Ledecky’s strong relationships with numerous investment advisors, investment bankers, commercial bankers, venture capitalists, entrepreneurs, private investors, business brokers, business owners, lawyers and accountants.

Jonathan Ledecky is assisted by his brother, David Ledecky. David Ledecky previously served as Executive Vice President, Chief Administrative Officer and a board member of Building One Services (originally Consolidation Capital Corporation). Mr. Ledecky has most recently served as a part-time legal and business consultant to Ironbound Partners. Each of Jonathan Ledecky and David Ledecky is a principal of CCAM. We expect to benefit from the proven ability of our investment adviser’s senior investment professionals to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, and manage and monitor a diversified portfolio of those investments. See “Portfolio Management — Advisory Board to CCAM.” Our investment adviser’s senior investment professionals have, and we expect its board of advisers, or the Advisory Board, will have, broad investment backgrounds and have collectively developed an extensive network of contacts that will provide us with our principal source of investment opportunities.

We will pay CCAM a fee for its services under the Investment Advisory Agreement consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.0% of our total assets (which is derived from our balance sheet and includes proceeds from any borrowings or debt securities or preferred stock we issue, if any, regardless of whether such proceeds are used to purchase assets). For purposes of calculating the base management fee, “total assets” is determined without deduction for any liabilities and includes, without limitation, cash, cash equivalents, U.S. Government securities and any short-term debt investments. Because our base management fee is based on our total assets (including proceeds received from borrowings or issuances of debt securities and preferred stock) as opposed to net assets, CCAM will be entitled to a greater base management fee if we incur debt or use leverage. As a result, although we currently do not intend to incur debt or use leverage during the first 12 months following completion of this offering, there may be an incentive for our investment adviser to incur debt or utilize leverage in the future. Because this incentive creates a potential conflict of interest, we will be required to obtain the approval of the majority of our independent directors before we incur any indebtedness or utilize leverage, including the issuance of preferred stock.

The incentive fee has two components, ordinary income and capital gains, which are largely independent of each other, with the result that one component may be payable even if the other is not.

The ordinary income component of the incentive fee is determined and payable in arrears as of the end of each calendar quarter (or upon termination of the Investment Advisory Agreement, as of the termination date). Under the ordinary income component, we will pay CCAM 20.0% of the amount by which our accrued income for any calendar quarter after expenses (other than incentive fees) and excluding the effect of any realized capital gains and losses and any unrealized appreciation and depreciation, which we refer to as pre-incentive fee net investment income, exceeds a “hurdle rate” of 2.0% (which is 8.0% annualized) of our net assets as of the end of the immediately preceding quarter, subject to a “catch-up” provision pursuant to which CCAM receives all of such income in excess of the 2.0% (which is 8.0% annualized) level, but is less than or equal to 2.5% (which is 10.0% annualized). The effect of the “catch-up” provision is that if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, CCAM will receive 20.0% of our pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash and may ultimately never collect. Unlike other business development companies, whether or not we ultimately receive deferred interest will have no effect on the incentive fee to which CCAM will be entitled. The ordinary income component of the incentive fee is not subject to any claw-back in the event our pre-incentive fee net investment income exceeds 2.5% in a particular calendar quarter but does not exceed the hurdle rate of 2.0% in any other calendar quarter in that fiscal year, including if we experience losses in all other calendar quarters.

The capital gains component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2012, and will equal the lesser of (i) 20.0% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return “hurdle rate” of 8.0% (annualized) and a “catch-up” feature of 10.0% (annualized), and (ii) 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.”

Business Strategy

Our primary investment objective is to maximize the return on our portfolio by making capital gains-based investments in equity securities of our portfolio companies. To a lesser extent, we may also attempt to maximize the return on our portfolio by investing opportunistically in dividend-paying equity securities or interest-bearing debt securities of our portfolio companies, although we do not expect such investments will comprise a material portion of our portfolio. We have adopted the following business strategies to achieve our investment objective:

•	Focus on investments in young entrepreneurs. We believe that there is a new generation of companies being formed by young entrepreneurs who are adept at successfully identifying and providing the needs of the 18 to 34 year old “Millennial-Generation” demographic. We intend to focus our investments in niche e-commerce companies; web-based and traditional consumer retail companies; mobile technology companies; business services companies; distribution companies; logistics management companies; education services and technology companies; financial services and technology companies; information services and technology companies; franchising companies; consumer services companies; marketing services companies; health care services companies; and sports, media and entertainment companies. In addition, we will seek to invest in the transition of traditional companies to web-based enterprises.
•	Focus on direct equity investments in private companies. We intend to acquire our investments primarily through private, direct investments in our portfolio companies and, to a lesser extent, through transactions executed on private secondary market exchanges and public securities exchanges. We believe that there is a large, underserved market among rapidly growing, emerging non-public companies for equity capital investments, particularly within market sectors in which the senior investment professionals of our investment advisor, led by Jonathan Ledecky, have expertise, including niche e-commerce; web-based and traditional consumer retail; mobile technology; business services; distribution services; logistics management; education services and technology; financial services and technology; information services and technology; franchising; consumer services;

marketing services; health care services; and sports, media and entertainment. Many of the companies within these market sectors lack the necessary cash flows to sustain substantial amounts of debt, and therefore have viewed equity capital as a more attractive long-term financing tool. As a result, growing privately-held companies have historically relied upon the IPO market to raise additional equity capital.

However, over the past decade, the IPO markets have experienced substantial structural changes which have made it significantly more challenging for private companies to go public. In addition, the added compliance obligations associated with operating a public company, including those imposed under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, have made IPOs a less attractive alternative for smaller privately-held companies. As a result, there are dramatically fewer IPOs today than there were a decade ago, with prospective public companies taking longer to come to market and potential IPO candidates being required to have much larger market capitalizations. For example, from 1991 – 2000, there were 5,330 IPOS in the United States, of which 2,728 were venture-capital backed. From 2001 – 2010, there were 1,280 IPOS, of which 422 were venture-capital backed. In 2011, there were only 52 IPOs that were venture-capital backed, down from 75 in 2010. About 25% of those were conducted by foreign companies. Led by several large offerings, there were 11 IPOs in the fourth quarter of 2011, up 120% from the third quarter of 2011, but down 67% from the fourth quarter of 2010. By comparison, acquisitions were much greater, with 429 transactions conducted during 2011, beating 2010's record number of 426.

These factors are conspiring to make it difficult for private companies to gain access to public markets and the corresponding liquidity and equity capital such companies need to continue to grow. As a result, we expect that there is significant untapped demand for equity capital investments among attractive, rapidly growing, emerging non-public companies in the market sectors which we intend to target, including niche e-commerce; web-based and traditional consumer retail; mobile technology; business services; distribution services; logistics management; education services and technology; financial services and technology; information services and technology; franchising; consumer services; marketing services; health care services; and sports, media and entertainment. We intend to serve these market sectors by providing equity capital to rapidly growing, undervalued, emerging non-public companies that meet our investment criteria, but that lack the size required to sustain a successful IPO. In connection with such direct investments, we may also seek to partner with other private equity and venture capital investors with whom our investment adviser’s senior investment professionals, Advisory Board members and our board of directors have established relationships. We expect that these relationships within the private equity and venture capital community will provide us with access to attractive direct investment opportunities.

•	Focus on investments with potential for attractive liquidity events or exit opportunities. We intend to seek investment opportunities that will provide the potential for attractive liquidity events or exit opportunities. We believe the recent enactment of the Jumpstart Our Business Startups Act, or the JOBS Act, will increase the possibility of liquidity events for our portfolio companies. For example, we believe that many of our portfolio companies will be “emerging growth companies,” as defined under the JOBS Act, that will be able to take advantage of various provisions in the JOBS Act that are intended to ease the regulatory burdens of an initial public offering. As a result of the JOBS Act, we anticipate a greater likelihood that our portfolio companies will conduct initial public offerings that provide liquidity events.
•	Focus on providing individual investors with access to portfolio of previously inaccessible investments. We will focus on investing in what we believe are attractive rapidly growing, emerging non-public companies. We expect that this will provide individual investors with access to an asset class that has previously been limited to venture capital, private equity and similar large institutional investors. In addition, while accredited individual investors have had limited access to select investments in private companies, we believe that our portfolio approach provides a more balanced and diversified alternative to such investments.

Potential Competitive Advantages

Set forth below are potential competitive advantages that we expect to have over similar entities that focus on equity-based investing in privately-held companies.

There can be no assurances that we will realize any of these potential competitive advantages or that any such competitive advantages will inure to our benefit. Neither we nor our investment adviser has ever operated as a business development company or a RIC, and the lack of experience of our investment adviser and its management in operating under the constraints imposed on us as a business development company and a RIC may hinder our ability to realize any of the potential competitive advantages set forth below. See “Risk Factors” beginning on page 21 of this prospectus.

•	Deal-sourcing capabilities of CCAM. Over the course of the past three decades of researching and investing in rapidly-growing, emerging non-public companies, the senior investment professionals of CCAM, led by Jonathan Ledecky, have developed strong reputations within the investment community, particularly within the niche e-commerce; web-based and traditional consumer retail; mobile technology; business services; distribution services; logistics management; education services and technology; financial services and technology; information services and technology; franchising; consumer services; marketing services; health care services; and sports, media and entertainment sectors. We expect that our investment adviser’s Advisory Board members and our board of directors will have strong relationships in the financial and investing sectors. As a result, we anticipate that we will have access to extensive contacts and sources from which to generate potential investment opportunities. These contacts and sources include private equity funds, Silicon Valley and Silicon Alley venture capital firms, investment management companies, investment and commercial bankers, angel investors, hedge funds, entrepreneurs, other business development companies, attorneys and accountants. We expect the strong reputation of CCAM’s senior investment professionals, its Advisory Board members and the members of our board of directors, as well as their extensive contacts within the investment community, will provide us with a potential competitive advantage in generating deal flow and attractive prospective investments.
•	Ability to identify undervalued opportunities and manage investments. We believe that the senior investment professionals of CCAM, led by Jonathan Ledecky, will be able to identify and invest in undervalued opportunities. We believe that these opportunities will provide the potential to invest in portfolio companies at lower valuations relative to other companies in the same industry. These senior investment professionals have extensive experience managing investments in private companies and creating attractive liquidity events and exit opportunities. As a result, we anticipate that they will be able to identify undervalued portfolio companies in which we will have the opportunity to invest at low valuations. However, CCAM and its senior investment professionals have no experience managing a business development company and no assurance can be given that they will be successful in managing private investments or creating attractive liquidity events under the regulatory framework of a business development company.
•	Process of mentoring young entrepreneurs. The senior investment professionals of CCAM have developed an active program which mentors young entrepreneurs by providing advice and guidance and helping to match experienced operators with young emerging growth companies. These experienced operators have broad contact networks that we believe can supplement CCAM’s relationships and lead to incremental sales revenue for our portfolio companies. We expect that this mentoring process will provide us with a potential competitive advantage in locating attractive equity investments for our portfolio, although CCAM has not previously implemented the investment process in the context of a business development company.
•	Deep investment research on the leading private companies and emerging growth industries. Our investment adviser’s senior investment professionals, its Advisory Board and our board of directors have significant experience researching and investing in the types of rapidly growing, emerging non-public companies we intend to target for investment. In particular, Jonathan Ledecky, our president, chief executive officer, chairman of our board of directors and the chief investment officer of

CCAM, during his 30-year career as an investment professional and private investor, has served six years in venture capital roles, 18 years in entrepreneurial roles and six years in management roles of various companies, including as chief executive officer of a Fortune 500 company.
•	Disciplined investment approach. CCAM intends to employ a disciplined approach in selecting our investments. CCAM’s investment philosophy will focus on ensuring that our investments have an appropriate return profile relative to risk. When market conditions make it difficult for us to invest according to our criteria, CCAM intends to be highly selective in deploying our capital. We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments, we, through CCAM, intend to conduct a rigorous due diligence process that draws from the investment experience, industry expertise, and network of contacts of the senior investment professionals of CCAM.
•	Longer investment horizon with attractive publicly traded model. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, must be returned to investors after a pre-agreed time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings, or other liquidity events more quickly than they otherwise might have, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. While we are required to distribute substantially all realized gains net of fees we are required to pay to CCAM under the Investment Advisory Agreement, we believe that our “opt out” dividend reinvestment plan and our flexibility to make investments without the capital return requirements of traditional private investment vehicles provide us with the opportunity to generate more attractive returns on invested capital and enable us to be a better long-term partner for our portfolio companies.

Investment Process

Idea Generation

Our investment adviser’s investment process will begin with the identification of prospective portfolio companies through the proprietary network of contacts and relationships developed by our investment adviser’s senior investment professionals through multiple decades of researching and investing in privately-held companies. There efforts will be supplemented by the knowledge, expertise and relationships of our investment adviser’s Advisory Board and our board of directors. We intend to utilize our investment adviser’s relationships and connections to locate direct investment opportunities in private companies that meet our investment criteria. While we intend to invest in equity securities of portfolio companies that operate in a broad range of industries, we expect that many of our portfolio companies will operate in market sectors in which our investment adviser’s senior investment professionals, led by Jonathan Ledecky, have particular expertise and substantial contacts, including niche e-commerce; web-based and traditional consumer retail; mobile technology; business services; distribution services; logistics management; education services and technology; financial services and technology; information services and technology; franchising; consumer services; marketing services; health care services; and sports, media and entertainment. We may also seek to identify attractive publicly-traded companies that meet our investment criteria.

Research and Due Diligence Process

Subsequent to the strategic, top-down idea generation process, our investment adviser will perform a rigorous bottom-up evaluation of each prospective portfolio company’s fundamentals. In particular, our investment adviser will focus its research on vetting each prospective portfolio company for the quality and sustainability of its revenues and ultimately earnings growth, given the high correlation between a company’s earnings growth and its valuation over time. Our investment adviser will also perform due diligence on each prospective portfolio company, with a focus on the portfolio company’s management team and any significant existing financial sponsor, its current business model and competitive position within the industry in which it operates, any regulatory or legal issues affecting the portfolio company, and the viability and uniqueness of any intellectual property or technology that the portfolio company utilizes in its operations. Each prospective portfolio company which passes our investment adviser’s due diligence review and which demonstrates the prospect of sustainable significant earnings growth will then be given a qualitative ranking to evaluate it versus other prospective portfolio companies that are currently in our portfolio or in which we are considering an investment.

We intend to acquire our investments primarily through private, direct investments in our portfolio companies and, to a lesser extent, through transactions executed on private secondary market exchanges and public securities exchanges. We expect that our research and due diligence process will necessarily vary depending upon whether we intend to invest in a portfolio company through a direct private investment, private secondary market transaction or public secondary market transaction. Where we expect to make a direct private investment in a portfolio company, or an investment through a public secondary market transaction, our investment adviser will generally have access to information provided by that prospective portfolio company with which to perform its research and due diligence process. However, in cases where we expect to invest through a private secondary market transaction, we will generally not have direct access to information from the prospective portfolio company for our research and due diligence review. In such cases, we expect our investment adviser to utilize our investment adviser’s senior investment professionals and Advisory Board members may be able generate through their relationships, to provide us with the information necessary to perform a rigorous review of the prospective portfolio company.

Portfolio Construction

After completion of our investment adviser’s research and due diligence process, our investment adviser will select investments for inclusion in our portfolio based upon their relative qualitative ranking. Each portfolio company passing the rigorous screening process are then given a quantitative ranking based on its fundamentals and valuation. We will seek to create a relatively diversified portfolio that we expect will initially include investments in up to 20 private companies. We expect that the total number of portfolio companies in which we are invested will increase as our equity capital base grows subsequent to completion of this offering, including to the extent we are able to conduct follow on equity offerings.

Risk Management and Monitoring

Our investment adviser will monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. Our investment adviser will closely monitor the status and performance of each individual company. In particular, our investment adviser will establish appropriate targets for valuation and stop-loss measures on the portfolio company level, and for gross and net exposures with respect to specific companies and industries within our overall portfolio. In cases where we make a direct investment in a portfolio company, we may also obtain board positions or board observation rights from that portfolio company in connection with our equity investment.

Where we lack direct access to a portfolio company’s financial information, such as when we acquire its securities through a private secondary market transaction, we expect our investment adviser to utilize information that our investment adviser’s senior investment professionals and Advisory Board members may be able generate through their relationships, to provide us with the information necessary to monitor the performance of that portfolio company. Where we have made a direct private investment in a portfolio company, or an investment through a public secondary market transaction, our investment adviser will generally have periodic access to financial and other information provided by that portfolio company with which to monitor its performance.

Managerial Assistance

As a business development company, we will be required to offer, and in some cases may provide and be paid for, significant managerial assistance to portfolio companies. This assistance typically involves monitoring the operations of portfolio companies, participating in their board and management meetings, consulting with and advising their officers and providing other organizational and financial guidance.

Competition

Our primary competitors to provide financing to rapidly growing, emerging non-public companies will include private equity and venture capital funds, other equity and non-equity based investment funds, investment banks, other business development companies and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure.”

Employees

We will have no employees. Our day-to-day investment operations will be managed by our investment adviser. In addition, we will reimburse CCSC for an allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel. See “Investment Advisory Agreement.”

Properties

Our corporate headquarters are located at 970 West Broadway, PMB 402, PO Box 30000, Jackson, WY 83002, in the offices of CCSC. We do not own or lease any office space directly; however, we will pay a portion of the rent as allocated to us by CCSC. Our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of consists of      members,      of whom are not “interested persons” of Connector Capital Corporation as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our board of directors, consistent with the rules of The NASDAQ Capital Market. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The board of directors has also established an audit committee, a nominating and corporate governance committee and a valuation committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan J. Ledecky	54	President, Chief Executive Officer and Chairman of the Board of Directors	April 2012
Independent Directors
(To be Appointed)		Director
(To be Appointed)		Director
(To be Appointed)		Director

The address for each of our directors is Connector Capital Corporation, 970 West Broadway, PMB 402, PO Box 30000, Jackson, WY 83002.

Executive Officers Who Are Not Directors

Name	Age	Position
David Ledecky	51	Chief Compliance Officer, Chief Financial Officer, Treasurer and Corporate Secretary

The address for each of our executive officers is Connector Capital Corporation, 970 West Broadway, PMB 402, PO Box 30000, Jackson, WY 83002.

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Jonathan Ledecky is an “interested person” of Connector Capital Corporation as defined in the 1940 Act due to his positions as president, chief executive officer and chairman of the board of directors of Connector Capital Corporation and as a principal and chief investment officer of CCAM, our investment adviser.

Jonathan J. Ledecky serves as our president, chief executive officer and chairman, and serves as a principal and chief investment officer of CCAM, our investment adviser. Mr. Ledecky also serves as the Non-Executive Chairman of the Board and as the interim Chief Financial Officer of Ascend Acquisition Corporation since the consummation of its merger with Andover Games in February 2012. He served as Ascend’s chief executive officer from January 2011 to February 2012, and has served as a member of Ascend’s board of directors since January 2011. Mr. Ledecky has served as chairman of Ironbound Partners Fund, LLC, a private investment management fund, since March 1999. Since June 1999, Mr. Ledecky has also served as chairman of the Ledecky Foundation, a philanthropic organization which contributes funds to programs for the education of disadvantaged inner city youth in Washington, D.C., New York and Boston. From June 2007 to October 2009, Mr. Ledecky served as president, secretary and a member of the board of directors of Triplecrown Acquisition Corp., a blank check company that completed a business combination with Cullen Agricultural Technologies, Inc. From July 2005 to December 2007, Mr. Ledecky served as president, secretary and a director of Endeavor Acquisition Corp., a blank check company that completed a business combination with American Apparel. From January 2007 to April 2009, Mr. Ledecky served as president, secretary and a director of Victory Acquisition Corp., a blank check company that did not complete a business combination and returned all of its capital, representing approximately $330 million, to its public shareholders. In October 1994, Mr. Ledecky founded U.S. Office Products and served as its chief executive officer until November 1997 and chairman until June 1998. During his tenure, U.S. Office Products completed over 260 acquisitions, and grew to a Fortune 500 company with over $2.6 billion in revenues. In June 1998, U.S. Office Products completed a comprehensive restructuring plan whereby four separate entities were spun off to stockholders and U.S. Office Products underwent a leveraged recapitalization. In connection with these transactions, Mr. Ledecky resigned from his position as chairman of U.S. Office Products and became a director of each of the four spin-off entities. In February 1997, Mr. Ledecky founded Building One Services Corporation (originally Consolidation Capital Corporation), an entity formed to identify attractive consolidation opportunities which ultimately focused on the facilities management industry. In November 1997, Building One raised $552 million in an initial public offering. Mr. Ledecky served as Building One’s chief executive officer from November 1997 through February 1999 and as its chairman from inception through its February 2000 merger with Group Maintenance America Corporation. During his tenure with Building One, it completed 46 acquisitions and grew to over $1.5 billion in revenues. From July 1999 to July 2001, Mr. Ledecky was vice chairman of Lincoln Holdings, owners of the Washington sports franchises in the NBA, NHL and WNBA. Since June 1998, Mr. Ledecky has served as a director of School Specialty, a Nasdaq Global Market listed education company that provides products, programs and services that enhance student achievement and development. School Specialty was spun out of U.S. Office Products in June 1998. Since 1994, Mr. Ledecky has been involved with numerous other companies in director positions.

Mr. Ledecky was a trustee of George Washington University, served as a director of the U.S. Chamber of Commerce and served as a Commissioner on the National Commission on Entrepreneurship. In addition, in 2004, Mr. Ledecky was elected the Chief Marshal of the 2004 Harvard University Commencement, a singular honor bestowed by his alumni peers for a 25th reunion graduate deemed to have made exceptional contributions to Harvard and the greater society while achieving outstanding professional success. Mr. Ledecky received a B.A. (cum laude) from Harvard University in 1979 and a M.B.A. from the Harvard Business School in 1983. Mr. Ledecky's experience as chief executive officer of a Fortune 500 company, his role with Ironbound Partners and his positions with various public and private investment vehicles, as well as his past experience serving on the boards of directors of numerous exchange-listed and private companies, are among the attributes that led to the conclusion that Mr. Ledecky should serve as the Chairman of our board of directors.

Independent Directors

The following directors are not “interested persons” of Connector Capital Corporation, as defined in the 1940 Act.

[To Come]

Executive Officers Who Are Not Directors

David Ledecky serves as our chief compliance officer, chief financial officer, treasurer and corporate secretary. Mr. Ledecky has most recently served as a part-time legal and business consultant to Ironbound Partners Fund, LLC. From August 2009 to June 2010, Mr. Ledecky was a contract consultant with TCG International, a Maryland-based firm, where he assisted the United States Agency for International Development (USAID) with respect to public-private investment partnerships and development credit lending to African agricultural entities. From 2002 to 2009, Mr. Ledecky was an Of Counsel attorney in the litigation department of the Washington, DC office of the law firm of Kirkland & Ellis, LLP. Mr. Ledecky served as the Executive Vice President and Chief Administrative Officer and as a Board member of Building One Services Corporation (originally Consolidation Capital Corporation) from September 1997 through February 1999, and was the co-founder and manager of Ledecky Brothers, LLC, the predecessor company of Consolidation

Capital. Mr. Ledecky is a member of the Bars of New York, California, and the District of Columbia, and served as law clerk to U.S. District Court Judge A. David Mazzone. He is a summa cum laude graduate of Harvard College and received his law degree from Yale Law School. David Ledecky is the brother of Jonathan J. Ledecky.

Board Leadership Structure

Our board of directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and in the best interests of our stockholders at such times.

Presently, Jonathan Ledecky serves as the chairman of our board of directors. Jonathan Ledecky is an “interested person” of Connector Capital Corporation as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is co-founder, chief executive officer and chief investment officer of our investment adviser and the managing member of our administrator. Jonathan Ledecky’s history with the CCAM, familiarity with CCAM’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our board of directors. Our view is that we are best served through this existing leadership structure, as Jonathan Ledecky’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, valuation and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role In Risk Oversight

Our board of directors performs its risk oversight function primarily through (a) its three standing committees, which report to the entire board of directors and are comprised solely of independent directors, and (b) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee, the nominating and corporate governance committee and the valuation committee assist the board of directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The valuation committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our board of directors regarding the valuation of our investments.

Our board of directors also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The board of directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of us and our service providers. The chief compliance officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of us and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

Our board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70.0% of our total assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

An audit committee, a nominating and corporate governance committee and a valuation committee have been established by our board of directors. All directors are expected to attend at least 75.0% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our board of directors, which sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements. The audit committee is currently composed of     ,      and     , all of whom are considered independent under the rules of The NASDAQ Capital Market and are not “interested persons” of Connector Capital Corporation as that term is defined in Section 2(a)(19) of the 1940 Act.      serves as chairman of the audit committee. Our board of directors has determined that      is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act.      meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our board of directors. The members of the nominating and corporate governance committee are     ,      and     , all of whom are considered independent under the rules of The NASDAQ Capital Market and are not “interested persons” of Connector Capital Corporation as that term is defined in Section 2(a)(19) of the 1940 Act.      serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, our company and our stockholders. In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to our affairs;
•	are able to work with the other members of the board of directors and contribute to our success;
•	can represent the long-term interests of our stockholders as a whole; and
•	are selected such that the board of directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a board of directors that best serves our needs and the interests of our stockholders.

Valuation Committee

The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The board of directors and valuation committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations, including securities that, while listed on a private securities exchange, have not actively traded. The valuation committee is presently composed of     ,      and     , all of whom are considered independent under the rules of The NASDAQ Capital Market and are not “interested persons” of Connector Capital Corporation as that term is defined in Section 2(a)(19) of the 1940 Act.      serves as chairman of the valuation committee.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Compensation of Directors

Our independent directors will receive an annual fee of $    . They will also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board and committee meeting attended in person. In addition, the chairman of the audit committee will receive an annual fee of $     and each chairman of any other committee will receive an annual fee of $     for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” of Connector Capital Corporation, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from us. However, Jonathan Ledecky and David Ledecky, through their financial interests in CCAM, will be entitled to a portion of any of the base management fees and incentive fees paid by us to CCAM under the Investment Advisory Agreement. David Ledecky, our chief compliance officer, chief financial officer, treasurer and corporate secretary, will be paid by CCSC, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to us under the Administration Agreement. To the extent that CCSC outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to CCSC. The Investment Advisory Agreement will be reapproved within two years of its effective date, and thereafter on an annual basis, by our board of directors, including a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. Under Section 2(a)(19), interested persons generally include, among others, our investment adviser, any principal underwriter to us, and any affiliates thereof, as well as any partner or employee of our legal counsel, and any person who has engaged in portfolio transactions for us, or who has loaned us money or property within the previous six months. See “Investment Advisory Agreement.”

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we will indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

Under Maryland law, we may not indemnify our present and former directors, among others, if it is established that (a) the act or omission of the director was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. In addition, under Maryland law, we may not indemnify a director for an adverse judgment in a suit by us or in our right or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses.

In accordance with the 1940 Act, we will not indemnify our directors for any liability to which such director would be subject by reason of such director’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

PORTFOLIO MANAGEMENT

CCAM will serve as our investment adviser. The management of our investment portfolio is the responsibility of CCAM, and its investment committee, composed of Jonathan Ledecky and David Ledecky. For more information regarding the business experience of Jonathan Ledecky and David Ledecky, see “Management — Board of Directors and Executive Officers.” CCAM’s investment committee must approve each new investment that we make. Jonathan Ledecky and David Ledecky are not employed by us, and receive no direct compensation from us in connection with their portfolio management activities. However, Jonathan Ledecky and David Ledecky, through their financial interests in CCAM, will be entitled to a portion of any of the base management fees and incentive fees paid by us to CCAM.

Investment Personnel

Our investment adviser is led by Jonathan Ledecky, our president and chief executive officer, chairman of our board of directors and co-founder, chief executive officer and chief investment officer of CCAM; David Ledecky, our chief compliance officer, chief financial officer, treasurer and corporate secretary and co-founder and chief operating officer of CCAM. Jonathan Ledecky and David Ledecky are assisted by     , our     . We consider Jonathan Ledecky and David Ledecky, who are the members of our investment adviser’s investment committee, to be our portfolio managers.

Our portfolio managers are currently providing management and advisory services to the following entities:

Name	Entity	Investment Focus	Total Assets(1)
$

(1)	Total assets are calculated as of , 2012.

The table below shows the dollar range of shares of our common stock we expect to be beneficially owned by each of our portfolio managers.

Name of Portfolio Manager	Dollar Range of Equity Securities in Connector Capital Corporation(1)(2)
Jonathan J. Ledecky	$100,001 – $500,000
David Ledecky

(1)	The dollar range of equity securities beneficially owned in us is based on the assumed initial public offering price per share of our common stock of $15.00 set forth on the cover page of this prospectus.
(2)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or Over $1,000,000.

Compensation

None of the members of CCAM’s investment team will receive any direct compensation from us in connection with the management of our portfolio. Jonathan Ledecky and David Ledecky, through their financial interests in CCAM, will be entitled to a portion of any profits earned by CCAM, which includes any fees payable to CCAM under the terms of our Investment Advisory Agreement, less expenses incurred by CCAM in performing its services under our Investment Advisory Agreement. The compensation paid by CCAM to its other investment personnel will include: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus.

Advisory Board to CCAM

CCAM has access to an Advisory Board that consists of investment professionals with extensive experience within the niche e-commerce; web-based and traditional consumer retail; mobile technology; business services; distribution services; logistics management; education services and technology; financial services and technology; information services and technology; franchising; consumer services; marketing services; health care services; and sports, media and entertainment sectors. None of the members of the Advisory Board will be compensated by us. Set forth below are the current members of our investment adviser’s Advisory Board.

[To Come]

INVESTMENT ADVISORY AGREEMENT

Management Services

CCAM will serve as our investment adviser. CCAM has filed an application to be registered as an investment advisor under the Advisers Act. The address of CCAM is 970 West Broadway, PMB 402, PO Box 30000, Jackson, WY 83002. Subject to the overall supervision of our board of directors, CCAM will manage our day-to-day operations and provide investment advisory services to us. The address of CCAM is 970 West Broadway, PMB 402, PO Box 30000, Jackson, WY 83002.

Under the terms of the Investment Advisory Agreement, CCAM will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	determine what securities we will purchase, retain or sell;
•	identify, evaluate and negotiate the structure of the investments we make; and
•	close, monitor and service the investments we make.

CCAM’s services under the Investment Advisory Agreement will not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. CCAM does not anticipate that it will ordinarily identify investment opportunities that are appropriate for both us and the other funds that are currently or in the future may be managed by CCAM. However, to the extent it does identify such opportunities, CCAM will allocate such opportunities between us and such other funds pursuant to an established procedure that is designed to ensure that such allocation is fair and equitable.

Management Fees

We will pay CCAM a fee for its services under the Investment Advisory Agreement consisting of two components: a base management fee and an incentive fee. The cost of both the base management fee payable to CCAM, and any incentive fees earned by CCAM, will ultimately be borne by our common stockholders.

The base management fee will be calculated at an annual rate of 2.0% of our total assets, which is derived from our balance sheet and includes proceeds from any borrowings or debt securities or preferred stock we issue, if any, regardless of whether such proceeds are used to purchase assets. For purposes of calculating the base management fee, “total assets” is determined without deduction for any liabilities and includes, without limitation, cash, cash equivalents, U.S. Government securities and any short-term debt investments. When calculating our total assets, we will determine the fair value of all of our financial instruments (including derivatives) in accordance with ASC 820. For the period from the close of this offering through and including December 31, 2012, the base management fee will be payable monthly in arrears, and will be calculated based on the initial value of our total assets upon the closing of this offering. For services rendered after December 31, 2012, the base management fee will be payable monthly in arrears, and will be calculated based on the average value of our total assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. The base management fee for any partial month or quarter will be appropriately pro-rated.

The incentive fee will have two components, ordinary income and capital gains, calculated as follows:

Ordinary Income Component

The ordinary income component will be calculated and payable quarterly in arrears as of the end of each calendar quarter (or upon termination of the Investment Advisory Agreement, as of the termination date) based on our pre-incentive fee net investment income for the immediately preceding calendar quarter, and will be 20.0% of the amount, if any, by which our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter.

We will pay our investment adviser an ordinary income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no ordinary income-based incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 2.0%;
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% (which is 10.0% annualized) in any calendar quarter. The effect of this “catch-up” provision is that if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment advisor will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply; and
•	20.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash and may ultimately never collect. Unlike other business development companies, whether or not we ultimately receive deferred interest will have no effect on the incentive fee to which CCAM will be entitled.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an ordinary income-based incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this ordinary income component of the incentive fee is also included in the amount of our total assets used to calculate the 2.0% base management fee. These calculations will be appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income
Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to Connector Capital Asset Management

Capital Gains Component

The capital gains component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2012, and will equal the lesser of:

•	20.0% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle rate” of 8.0%, and a “catch-up” feature, and

•	20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

Our realized capital gains from each investment, expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, will be compared to a hurdle rate of 8.0% per year. We will only pay a capital gains incentive fee on any realized capital gains from an investment that exceeds the hurdle rate. We will pay CCAM a capital gains incentive fee with respect to our realized capital gains from each investment as follows:

•	No capital gains incentive fee will be payable on the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, does not exceed the hurdle rate of 8.0% per year.
•	We will pay as a capital gains incentive fee 100% of the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds the hurdle rate of 8.0% per year but is less than a rate of 10.0% per year. We refer to this portion of our realized capital gains from each investment (which exceeds the hurdle rate but is less than 10.0%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20.0% of the amount of our realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds a rate of 10.0% per year.
•	We will pay as a capital gains incentive fee 20.0% of the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds a rate of 10.0% per year.

In no event, however, will we pay a capital gains incentive fee for any calendar year that exceeds 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

The following is a graphical representation of the calculation of the capital gains portion of the incentive fee with respect to a single investment:

Realized Capital Gains Received From Investment
(expressed as a non-compounded annual rate of return)

Percentage of realized capital gains from such investment
allocated to Connector Capital Asset Management

Example: Calculation of Income Portion of Incentive Fee:

Assumptions

•	Hurdle rate(1) = 2.0%
•	Base management fee(2) = 0.5%
•	Other expenses (legal, accounting, custodian, transfer agent, etc)(3) = 0.4%

Alternative 1:

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.375%
•	Pre-incentive fee net investment income

(investment income – (base management fee + other expenses)) = 0.475%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 2.0% annualized management fee.
(3)	These expenses are estimated; excludes organizational and offering expenses.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.025%
•	Pre-incentive fee net investment income

(investment income – (base management fee + other expenses)) = 2.125%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-up”) + (the greater of 0.0% AND (20.0% × (pre-incentive fee net investment income – 2.5%)))

= (100% × (pre-incentive fee net investment income – 2.0%)) + 0.0%

= (100% × (2.125% – 2.0%))

= 100% × 0.125%

= 0.125%

Alternative 3

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.625%
•	Pre-incentive fee net investment income

(investment income – (base management fee + other expenses)) = 2.725%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-up”) + (the greater of 0.0% AND (20.0% × (pre-incentive fee net investment income – 2.50%)))

= (100% × (2.50% – 2.0%)) + (20.0% × (2.725% – 2.5%))

= 0.5% + (20.0% × 0.225%)

= 0.5% + 0.045%

= 0.545%

Example: Calculation of Capital Gains Portion of Incentive Fee

Alternative 1:

Assumptions

•	Hurdle rate = 8.0% non-compounded annual rate of return
•	Hurdle rate = (purchase price) × (80.0% × (days owned/365))
•	Catch-up rate = 10.0% non-compounded annual rate of return
•	Catch-up rate = (purchase price) × (10.0% × (days owned/365))
•	Year 1: $20,000,000 investment made on March 15 in Company A (“Investment A”), and $30,000,000 investment made on February 1 in Company B (“Investment B”)

•	Year 2: Investment A is sold on September 15 for $25,000,000, and fair market value (“FMV”) of Investment B is determined to be $28,000,000
•	Year 3: FMV of Investment B is determined to be $28,000,000
•	Year 4: Investment B is sold on March 1 for $38,000,000

The incentive fee would be calculated as follows:

•	Year 1: None
•	Year 2: Incentive fee calculation:
•	Hurdle rate for Investment A = ($20,000,000) × (8.0% × (550 days / 365))
•	Hurdle rate for Investment A = $2,410,959
•	Catch-up rate for Investment A = ($20,000,000) × (10.0% × (550 days / 365)
•	Catch-up rate for Investment A = $3,013,699
•	Incentive fee on Investment A = 20.0% × $5,000,000 (since the hurdle rate has been satisfied and the catch up has been fully achieved)
•	Incentive fee on Investment A = $1,000,000
•	Maximum incentive fee = 20.0% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)
•	Maximum incentive fee = 20.0% × ($5,000,000 – $2,000,000 (unrealized depreciation on Investment B))
•	Maximum incentive fee = 20.0% × $3,000,000
•	Maximum incentive fee = $600,000
•	Incentive fee paid = $600,000 (because the incentive fee payable on Investment A exceeds the maximum incentive fee, the maximum incentive fee applies)
•	Year 3: None
•	Year 4: Incentive fee calculation:
•	Hurdle rate for Investment B = ($30,000,000) × (8.0% × (1,124 days / 365))
•	Hurdle rate for Investment B = $7,390,685
•	Catch-up rate for Investment B = ($30,000,000) × (10.0% × (1,124 days / 365))
•	Catch-up rate for Investment B = $9,238,356
•	Incentive fee on Investment B = 100% × ($8,000,000 – $7,390,685 (since the hurdle rate has been satisfied, but the catch up has not been fully achieved)
•	Incentive fee on Investment B = $609,315
•	Maximum incentive fee = 20.0% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)
•	Maximum incentive fee = (20.0% × $13,000,000) – ($600,000 (previously paid incentive fees))
•	Maximum incentive fee = $2,000,000
•	Incentive fee paid = $609,315 (because the incentive fee payable on Investment B does not exceed the maximum incentive fee)

Alternative 2:

Assumptions

•	Hurdle rate = 8.0% non-compounded annual rate of return
•	Hurdle rate = (purchase price) × (8.0% × (days owned/365))
•	Catch-up rate = 10.0% non-compounded annual rate of return
•	Catch-up rate = (purchase price) × (10.0% × (days owned/365))
•	Year 1: $20 million investment made on March 15 in Company A (“Investment A”), $30 million investment made on February 1 in Company B (“Investment B”), and $25 million investment made on September 1 in Company C (“Investment C”)
•	Year 2: Investment A is sold on September 15 for $50 million, FMV of Investment B is determined to be $25 million, and FMV of Investment C is determined to be $25 million
•	Year 3: FMV of Investment B is determined to be $27 million and Investment C is sold on March 1 for $30 million
•	Year 4: FMV of Investment B is determined to be $35 million
•	Year 5: Investment B is sold on December 1 for $20 million

The incentive fee would be calculated as follows:

•	Year 1: None
•	Year 2: Incentive fee calculation:
•	Hurdle rate for Investment A = ($20,000,000) × (8.0% × (550 days / 365))
•	Hurdle rate for Investment A = $2,410,959
•	Catch-up rate for Investment A = ($20,000,000) × (10.0% × (550 days / 365))
•	Catch-up rate for Investment A = $3,013,699
•	Incentive fee on Investment A = 20.0% × $30,000,000 (since the hurdle rate has been satisfied and the catch up has been fully achieved)
•	Incentive fee on Investment A = $6,000,000
•	Maximum incentive fee = 20.0% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)
•	Maximum incentive fee = 20.0% × ($30,000,000 – $5,000,000 (unrealized depreciation on Investment B))
•	Maximum incentive fee = $5,000,000
•	Incentive fee paid = $5,000,000 (because the incentive fee payable on Investment A exceeds the maximum incentive fee, the maximum incentive fee applies)
•	Year 3: Incentive fee calculation:
•	Hurdle rate for Investment C = ($30,000,000) × (8.0% × (822 days / 365))
•	Hurdle rate for Investment C = $4,504,110
•	Catch-up rate for Investment C = ($30,000,000) × (10.0% × (822 days / 365))
•	Catch-up rate for Investment C = $5,630,137
•	Incentive fee on Investment C = 100% × ($5,000,000 – $4,504,110 (since the hurdle rate has been satisfied, but the catch up has not been fully achieved)

•	Incentive fee on Investment C = $495,890
•	Maximum incentive fee = 20.0% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)
•	Maximum incentive fee = 20.0% × ($35,000,000 – $3,000,000 (unrealized depreciation on Investment B)) – ($5,000,000 (previously paid incentive fees))
•	Maximum incentive fee = $1,400,000
•	Incentive fee paid = $495,890 (because the incentive fee payable on Investment C does not exceed the maximum incentive fee)
•	Year 4: None
•	Year 5: None

We intend to acquire our investments primarily through private, direct investments in our portfolio companies and, to a lesser extent, through transactions executed on private secondary market exchanges and public securities exchanges. To the extent we make a direct investment in a portfolio company, neither we, nor our investment adviser, CCAM, may have the ability to control the timing of when we realize capital gains or losses with respect to such investment. We expect the timing of such realization events to be determined by our portfolio companies in such cases. To the extent we have non-minority investments, or the securities we hold are traded on a private secondary market or public securities exchange, CCAM will have greater control over the timing of a realization event. In such cases, our board of directors will monitor such investments in connection with their general oversight of the investment management services provided by CCAM. In addition, as of the end of each fiscal quarter, we will evaluate whether the cumulative aggregate unrealized appreciation on our portfolio would be sufficient to require us to pay an incentive fee to our investment adviser if such unrealized appreciation were actually realized as of the end of such quarter, and if so, we will accrue an expense equal to the amount of such incentive fee. Any such accrual of incentive fees will be reflected in the calculation of our net asset value.

Board Approval of the Investment Advisory Agreement

Our board of directors held an in-person meeting on      , 2012, in order to consider and approve the Investment Advisory Agreement. In its consideration of the Investment Advisory Agreement, our board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our investment advisor, CCAM; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to CCAM from its relationship with us and the profitability of such relationship; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of CCAM and its affiliates; (g) CCAM’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to CCAM and (h) the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.

Based on the information reviewed and the discussions, our board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates are reasonable in relation to the services to be provided.

Payment of our Expenses

All personnel of our investment adviser when and to the extent engaged in providing investment advisory services, and the compensation and expenses of such personnel allocable to such services, will be provided and paid for by CCAM. We are responsible for all other costs and expenses of our operations and transactions, including (without limitation) the cost of calculating our net asset value; the cost of effecting sales and repurchases of shares of our common stock and other securities; investment management fees; fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments (in each case subject to approval of our board of directors); transfer agent and custodial fees; fees and expenses associated with marketing efforts (including attendance at investment conference and similar events); federal and state registration fees; any exchange listing fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions; costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws including costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either CCSC or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by CCSC in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and other administrative support personnel. All of these expenses are ultimately borne by our common stockholders.

Duration and Termination

The Investment Advisory Agreement was approved by our board of directors on            , 2012. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by the board of directors and will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The Investment Advisory Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, CCAM and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of CCAM’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Organization of the Investment Adviser

CCAM is a Delaware limited liability company. The principal executive offices of CCAM are located at 970 West Broadway, PMB 402, PO Box 30000, Jackson, WY 83002.

ADMINISTRATION AGREEMENT

Pursuant to a separate Administration Agreement, CCSC, a Delaware limited liability company, furnishes us with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. The principal executive offices of CCSC are located at 970 West Broadway, PMB 402, PO Box 30000, Jackson, WY 83002. Under the Administration Agreement, CCSC also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, CCSC assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are based upon our allocable portion of overhead and other expenses incurred by CCSC in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel. While there is no limit on the total amount of expenses we may be required to reimburse to CCSC, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to CCSC. The Administration Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, CCSC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of CCSC’s services under the Administration Agreement or otherwise as our administrator.

CCSC will also provide administrative services to our investment adviser, CCAM. As a result, CCAM will also reimburse CCSC for its allocable portion of CCSC’s overhead, including rent, the fees and expenses associated with performing compliance functions for CCAM, and its allocable portion of the compensation of any administrative support staff. We estimate that we will incur approximately $     million in aggregate expenses under our Administration Agreement during our first 12 months of operations following completion of this offering.

Other than reimbursements payable to CCSC under the Administration Agreement, we are not obligated to pay any other administration fees.

LICENSE AGREEMENT

We intend to enter into a license agreement with CCAM pursuant to which CCAM will agree to grant us a non-exclusive, royalty-free license to use the name “Connector Capital.” Under this agreement, we will have a right to use the “Connector Capital” name for so long as the Investment Advisory Agreement with CCAM is in effect. Other than with respect to this limited license, we will have no legal right to the “Connector Capital” name.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We intend to enter into an Investment Advisory Agreement with CCAM. CCAM is controlled by Jonathan Ledecky, our president, chief executive officer and chairman of our board of directors. Jonathan Ledecky and David Ledecky, as principals of CCAM, collectively manage the business and internal affairs of CCAM.

In addition, CCSC will provide us with office facilities and administrative services pursuant to the Administration Agreement. We will pay CCSC our allocable portion of overhead and other expenses incurred by CCSC in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel, which creates conflicts of interest that our board of directors must monitor. Jonathan Ledecky is the managing member of and controls CCSC. While there is no limit on the total amount of expenses we may be required to reimburse to CCSC, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to CCSC. We estimate that we will incur approximately $     million in aggregate expenses under our Administration Agreement during our first 12 months of operations following completion of this offering.

In addition, our executive officers and directors, and the principals of our investment adviser, CCAM, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders.

While the investment focus of each of these entities tends to be different from our investment objective, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, CCAM does not anticipate that it will ordinarily identify investment opportunities that are appropriate for both us and the other funds that in the future may be managed by CCAM. However, to the extent it does identify such opportunities, CCAM will allocate such opportunities between us and such other funds pursuant to an established procedure to ensure that such allocation is fair and equitable. Our board of directors will monitor, on a quarterly basis, any such allocation of investment opportunities between us and any such other funds.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our board of directors will review these procedures on an annual basis.

We intend to enter into a license agreement with CCAM pursuant to which CCAM will agree to grant us a non-exclusive, royalty-free license to use the name “Connector Capital.” Under this agreement, we will have a right to use the “Connector Capital” name for so long as the Investment Advisory Agreement with CCAM is in effect. Other than with respect to this limited license, we will have no legal right to the “Connector Capital” name.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be 6,667 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5.0% or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of common stock outstanding
		Immediately prior to this offering		Immediately after this offering(1)
Name	Type of ownership	Shares owned	Percentage	Shares owned	Percentage
Jonathan J. Ledecky	Record and beneficial	6,667	100%		*
All officers and directors as a group (8 persons)(2)	Beneficial	6,667	100%		*

*	Represents less than 1.0%
(1)	Assumes issuance of shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option or shares of common stock issuable upon exercise of the warrants offered hereby.
(2)	The address for all officers and directors is c/o Connector Capital Corporation, 970 West Broadway, PMB 402, PO Box 30000, Jackson, WY 83002.

The following table sets forth the dollar range of our equity securities that we expect will be beneficially owned by each of our directors immediately after this offering.

Name of Director	Dollar Range of Equity Securities in Connector Capital Corporation(1)(2)
Interested Directors
Jonathan J. Ledecky	Over $100,000
Independent Directors

1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
2)	The dollar range of equity securities beneficially owned in us is based on the assumed initial public offering price per share of our common stock of $15.00 set forth on the cover page of this prospectus.

DETERMINATION OF NET ASSET VALUE

We intend to determine the net asset value per share of our outstanding shares of common stock quarterly (or more frequently if required under the 1940 Act) by dividing (i) the value of our total assets minus liabilities by (ii) the total number of shares of our common stock outstanding at the date as of which the determination is made.

Securities that are publicly traded, or which actively trade on a private secondary market, will generally be valued at a recent market price prior to the valuation date. Securities that are not publicly traded or for which there are no readily available market quotations, including securities that, while listed on a private securities exchange, have not actively traded, will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, members of our investment adviser’s portfolio management team will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. We also intend to engage independent valuation firms to perform independent valuations of our investments that are not publicly traded or for which there are no readily available market quotations, including securities that, while listed on a private securities exchange, have not actively traded. We may also engage independent valuation firms to perform independent valuations of any securities that trade on private secondary markets, but are not otherwise publicly traded, where there is a lack of appreciable trading or a wide disparity in recently reported trades.

For those securities that are not publicly traded or for which there are no readily available market quotations, including securities that, while listed on a private securities exchange, have not actively traded, our board of directors, with the assistance of our Valuation Committee, will use the recommended valuations as prepared by management and the independent valuation firm, respectively, as a component of the foundation for its final fair value determination. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had others made the determination using the same or different procedures or had a readily available market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses implied by the valuation currently assigned to such investments. For those investments that are publicly traded or which actively trade on a private secondary market, we will generally record unrealized appreciation or depreciation based on changes in the market value of the securities. For those investments that are not publicly traded and for which there are no readily available market quotations, including securities that, while listed on a private securities exchange, have not actively traded, we will record unrealized depreciation on such investments when an investment has become impaired, and record unrealized appreciation if the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value will be recorded in the statement of operations as the net change in unrealized appreciation or depreciation. See “Risks — Because our investments will generally not be in publicly-traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.”

We intend to apply fair value accounting to all of our financial instruments (including derivatives) in accordance with ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and and requires disclosures for fair value measurements. In accordance with ASC 820, we will categorize our financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed below. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, our assumptions will be set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls will be determined based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires significant judgment and we will consider factors specific to each investment.

Determinations in Connection with Offerings

In connection with each offering of shares of our common stock subsequent to completion of this offering, our board of directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or a committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our common stock to the period ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (1) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (2) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (1) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (2) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We will adopt an “opt out” dividend reinvestment plan, through which all dividends are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action will be required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying     , the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We will use only newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Capital Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on The NASDAQ Capital Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock will be paid by us. There will be no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. As a result, if you do not elect to opt out of the dividend reinvestment plan, you will be required to pay applicable federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our total assets, which may correspondingly increase the base management fee payable to our investment adviser.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at      or by phone at     .

DESCRIPTION OF SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and you should refer to the Maryland General Corporation Law and the charter and Bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock as of     , 2012 consists of      shares of stock, par value $0.001 per share, all of which are initially designated as common stock. We intend to apply to list our common stock on The NASDAQ Capital Market under the symbol “     .” No assurance can be given that our application will be approved. There currently are no outstanding options or warrants, other than the warrants offered hereby, to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of     , 2012:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common stock, par value $0.001 per share		—	6,667

Under our charter our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that a majority of the entire board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We expect that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Warrants

The following summary of certain terms and provisions of the warrants offered hereby is not complete and is subject to, and qualified in its entirety by, the provisions of the form of the warrant, which has been filed as an exhibit to the Registration Statement on Form N-2 of which this prospectus forms a part, which is incorporated by reference herein. Prospective investors should carefully review the terms and provisions set forth in the form of warrant.

Exercisability.  The warrants are exercisable beginning on the date of issuance and at any time until       , 2022. The warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of our common stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). Unless otherwise specified in the warrant, the holder will not have the right to exercise any portion of the warrant if the holder (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the warrants.

Cashless Exercise.  In the event that a registration statement covering shares of common stock underlying the warrants, or an exemption from registration, is not available for the resale of such shares of common stock underlying the warrants, the holder may, in its sole discretion, exercise the warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, elect instead to receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the warrant. In no event shall we be required to make any cash payments or net cash settlement to the registered holder in lieu of issuance of common stock underlying the warrants.

Exercise Price and Certain Adjustments.  The initial exercise price per share of common stock purchasable upon exercise of the warrants will be equal to the initial public offering price per share of our common stock. The exercise price and the number of shares of common stock purchasable upon the exercise of the warrants are subject to adjustment upon the occurrence of certain events, including stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our common stock and also upon any distributions of assets, including cash, stock or other property to our stockholders.

Transferability.  Subject to applicable laws, the warrants may be transferred at the option of the holders upon surrender of the warrants to us together with the appropriate instruments of transfer.

Warrant Agent and Exchange Listing.  The warrants will be issued in registered form under a warrant agreement between us and         , as warrant agent. We intend to apply to list the warrants on The NASDAQ Capital Market under the symbol “       .” No assurance can be given that our application will be approved.

Fundamental Transaction.  If, at any time while the warrants are outstanding, (1) we consolidate or merge with or into another corporation and we are not the surviving corporation, (2) we sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of our assets, (3) any purchase offer, tender offer or exchange offer (whether by us or another individual or entity) is completed pursuant to which holders of our shares of common stock are permitted to sell, tender or exchange their shares of common stock for other securities, cash or property and has been accepted by the holders of 50% or more of our outstanding shares of common stock, (4) we effect any reclassification or recapitalization of our shares of common stock or any compulsory share exchange pursuant to which our shares of common stock are converted into or exchanged for other securities, cash or property, or (5) we consummate a stock or share purchase agreement or other business combination with another person or entity whereby such other person or entity acquires more than 50% of our outstanding shares of common stock, each, a “Fundamental Transaction,” then upon any subsequent exercise of the warrants, the holders thereof will have the right to receive the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of warrant shares then issuable upon exercise of the warrant, and any additional consideration payable as part of the Fundamental Transaction.

Rights as a Stockholder.  Except as otherwise provided in the warrants or by virtue of such holder’s ownership of shares of our common stock, the holder of a warrant does not have the rights or privileges of a holder of our common stock, including any voting rights, until the holder exercises the warrant.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and Bylaws. This summary is not necessarily complete, and you should refer to the Maryland General Corporation Law and the charter and Bylaws for a more detailed description of the provisions summarized below.

Anti-takeover Effect of Certain Provisions of Maryland Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are summarized in this prospectus. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We expect the benefits of these provisions to outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors will be divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2013, 2014, and 2015, respectively, and in each case, those directors will serve until their successors are elected and qualify. Beginning in 2013, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of a plurality of the votes cast in the election of directors at a meeting of stockholders duly called and at which a quorum is present will be sufficient to elect a director. Pursuant to our charter our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor, unless our bylaws are amended, more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who was a stockholder of record both at the time of giving of notice by the stockholder and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of giving of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that (i) certain charter amendments; (ii) any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company; (iii) any proposal for our liquidation or dissolution or charter amendment to effect such liquidation or dissolution; (iv) any merger, consolidation, share exchange or sale of all or substantially all of our assets and (v) any transaction between us and a person or group of persons (as defined in the Exchange Act) that is entitled to exercise (other than by virtue of revocable proxy) one-tenth or more of the voting power, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter; provided that with respect to (v) above, if such transaction is approved by at least a majority of our continuing directors, no stockholder approval shall be required unless required by law or otherwise. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member or manager or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member or manager or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

No Appraisal Rights

Our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to those shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, or the Control Share Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the

Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, or the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SECURITIES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, we will have outstanding 6,806,667 shares of our common stock and 1,700,000 warrants to purchase 1,700,000 shares of our common stock, assuming no exercise of the underwriters’ over-allotment option. Of these securities, 6,800,000 shares of our common stock and 1,700,000 warrants sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, less the shares and warrants purchased by our affiliates. Any shares and warrants purchased in or prior to this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.

We, our executive officers and directors, and our existing security holders, have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for, or repayable with common stock, for six months after the date of this prospectus without first obtaining the written consent of Aegis Capital Corp. Other than the warrants offered hereby, currently there are no securities convertible into, exchangeable for, exercisable for, or repayable with common stock outstanding and no such securities are anticipated to be assumed by us during the six month period after the date of this prospectus.

Upon expiration of any applicable lock-up periods, such shares and warrants will generally be freely tradeable in the public market, subject to the provisions of Rule 144.

In general, under Rule 144 as currently in effect, if six months has elapsed since the date of acquisition of securities from us by our affiliates or of restricted securities from us or any of our affiliates, the holder of such securities can sell such securities; provided that the number of securities sold by such person within any three month period cannot exceed the greater of:

•	1.0% of the total number of securities then outstanding; or
•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144 without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock or warrants will develop, (2) the liquidity of any such market, (3) the ability of our securityholders to sell our securities or (4) the prices that securityholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock or warrants.

Additionally, we will reserve for issuance 1,700,000 shares of our common stock issuable upon exercise of the warrants offered pursuant to this prospectus. Upon exercise of these warrants, the underlying shares of our common stock may be resold into the public market.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67.0% or more of such company’s voting securities present at a meeting if more than 50.0% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50.0% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital, which may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we will generally be limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We will be subject to periodic examination by the SEC for compliance with the 1940 Act.

As a business development company, we will be subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the business development company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)	satisfies any of the following:
i.	does not have any class of securities that is traded on a national securities exchange;
ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less then $250 million;
iii.	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or
iv.	is a small and solvent company having gross assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.
(2)	Securities of any eligible portfolio company which we control.
(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60.0% of the outstanding equity of the eligible portfolio company.
(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70.0% of our total assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — If we use borrowed funds or the proceeds of preferred stock to make investments, we will be exposed to risks typically associated with leverage, which will increase the risk of investing.”

Code of Ethics

We and CCAM will each adopt a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally will not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. The principal underwriters of this offering have not, and are not required to, adopt similar codes of ethics.

Compliance Policies and Procedures

We and our investment adviser will adopt and implement written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and will be required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. David Ledecky currently serves as our chief compliance officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We will delegate our proxy voting responsibility to CCAM. The Proxy Voting Policies and Procedures of CCAM are set forth below. The guidelines will be reviewed periodically by CCAM and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to CCAM.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing members any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: CCAM, 970 West Broadway, PMB 402, PO Box 30000, Jackson, WY 83002 or by calling us, collect, at (307) 633-2831.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, including in connection with private secondary market transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof (and an entity organized outside of the United States that is treated as a U.S. corporation under specialized sections of the Code);
•	A trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust); or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is not a U.S. stockholder.

If a partnership (including an entity or other arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be regulated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be eligible for pass-through tax treatment as a RIC, we must distribute to our stockholders, for each taxable year, at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years, or the Excise Tax Avoidance Requirement. We generally will endeavor in each year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	have in effect an election to be treated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90.0% Income Test; and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and
•	no more than 25.0% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual PIK interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation as a Business Development Company — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90.0% gross income test described above. We will monitor its transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us in taxable years beginning before January 1, 2013 to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 15.0%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15.0% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) made in taxable years beginning before January 1, 2013 and properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional shares of common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by non-corporate taxpayers on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of sixty (60) days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

As a RIC, we will be subject to the alternative minimum tax, or AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect our stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. We note that the method which we propose to adopt is consistent with regulations issued under a prior, similar statute.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within thirty (30) days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15.0% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2013, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28.0% from all taxable distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30.0% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, for taxable years prior to December 31, 2011, U.S. source withholding taxes were not imposed on dividends paid by RICs to the extent the dividends were designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represented distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfied certain other requirements. The exemption applied to dividends with respect to taxable years of RICs beginning on or before December 31, 2011. No assurance can be given as to whether this exemption will be extended for tax years beginning after December 31, 2001 or whether any of our distributions will be designated as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States,) or, in the case of an individual, the non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30.0% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly designated by us as a short-term capital gains dividend or interest-related dividend (assuming extension of the exemption discussed above), and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30.0% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in shares of common stock. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional shares of common stock purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30.0% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30.0% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10.0% or greater U.S. owner or provides the withholding agent with identifying information on each 10.0% or greater U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their units, Non-U.S. Holders could be subject to this 30.0% withholding tax with respect to distributions on their units and proceeds from the sale of their units. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding. The Internal Revenue Service and the Treasury Department have recently announced that the full implementation of these rules, including the withholding requirement, will be phased in over several years. The precise scope and requirements under those rules, when finally implemented, is difficult to predict at this time.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Sunset of Reduced Tax Rate Provisions

Several of the tax considerations described under the heading “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus are subject to sunset provisions. These sunset provisions generally provide that for taxable years beginning after December 31, 2012, certain provisions in the Code that are currently applicable will revert back to earlier versions of such provisions. As a result, the federal income tax rates applicable to ordinary income, long-term capital gain and qualified dividend income for taxpayers taxed at individual rates will increase beginning January 1, 2013, absent congressional action. Consequently, prospective investors should consult their own tax advisors regarding the effect of sunset provisions on an investment in our common stock.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning before January 1, 2013 would be taxable to our stockholders as ordinary dividend income, and provided that certain holding periods and other requirements are met, could be eligible for the 15.0% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

UNDERWRITING

Aegis Capital Corp. is acting as the representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement to be dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares and warrants set forth opposite the underwriter’s name.

Underwriters	Shares	Warrants
Aegis Capital Corp.

Total	6,800,000	1,700,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares and warrants included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares and warrants (other than those covered by the over-allotment option described below) if they purchase any of the shares and warrants.

The underwriters propose to offer some of the shares and warrants directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $     per share. The underwriting discount of $     per share of common stock is equal to     % of the initial public offering price of our common stock. No underwriting discount or commission will be paid to the underwriters for the warrants sold in this offering. The representatives have advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters hold an option, exercisable for 30 days from the date of this prospectus, to purchase up to an additional      shares and warrants at the public offering price, less the underwriting discount in the case of our common stock, from us. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares and warrants approximately proportionate to that underwriter’s initial purchase commitment.

We and each of our directors and officers has agreed that, for a period of 180 days from the date of this Prospectus, such party will not, without the prior written consent of Aegis Capital Corp., on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any shares or any securities convertible into or exchangeable for shares, provided, however, we may issue and sell shares pursuant to our dividend reinvestment plan. Aegis Capital Corp. in their discretion may release any of the securities subject to these lock-up agreements at any time without notice.

The 180-day period in the preceding paragraph will be extended if (i) during the last 17 days of the 180-day period we issue an earnings release or material news or a material event relating to us occurs or (ii) prior to the expiration of the 180-day period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 180-day period, in which case the restrictions described in the preceding sentence will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event.

We intend to apply to have our common stock and warrants approved for listing on The NASDAQ Capital Market under the symbols “      ” and “      ,” respectively. No assurance can be given that our application will be approved.

The following table shows the underwriting discounts to be paid to the underwriters in connection with the shares of our common stock sold in this offering. No underwriting discount or commission will be paid to the underwriters for the warrants sold in this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares. This offering will conform with the requirements set forth in Financial Industry Regulatory Authority Rule 2310. In accordance with Financial Industry Regulatory Authority Rule 2310, the sum of all compensation to the underwriters in connection with this offering, including the underwriting discount, will not exceed 10.0% of the total public offering price of the shares and warrants sold in this offering.

	No Exercise	Full Exercise
Per Share of Common Stock	$	$
Total	$	$

The underwriters will not receive an underwriting discount on the sale of the warrants.

We and our investment adviser have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

In connection with the offering, Aegis Capital Corp., on behalf of the underwriters, may purchase and sell shares and warrants in the open market during the distribution of shares and warrants being offered by this prospectus. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of shares or warrants in excess of the number of shares or warrants to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares or warrants made in an amount up to the number of shares or warrants represented by the underwriters’ over-allotment option. In determining the source of shares or warrants to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares or warrants available for purchase in the open market as compared to the price at which they may purchase shares or warrants through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of shares or warrants in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares or warrants in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares or warrants in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares or warrants in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Aegis Capital Corp. repurchases shares or warrants originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of shares and warrants. They may also cause the price of shares and warrants to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on The NASDAQ Capital Market, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

We estimate that our portion of the total expenses of this offering, excluding the underwriting discounts in connection with the shares of our common stock sold in this offering, will be approximately $    .

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of shares and warrants to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares and warrants may be sold by the underwriters to securities dealers who resell shares and warrants to online brokerage account holders.

Foreign Regulatory Restrictions on Purchase of the Shares

Offer Restrictions Outside the United States

Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the securities offered by this prospectus in any jurisdiction where action for that purpose is required. The securities offered by this prospectus may not be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sale of any such securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus comes are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this prospectus. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

Australia

This prospectus is not a disclosure document under Chapter 6D of the Australian Corporations Act, has not been lodged with the Australian Securities and Investments Commission and does not purport to include the information required of a disclosure document under Chapter 6D of the Australian Corporations Act. Accordingly, (i) the offer of the securities under this prospectus is only made to persons to whom it is lawful to offer the securities without disclosure under Chapter 6D of the Australian Corporations Act under one or more exemptions set out in section 708 of the Australian Corporations Act, (ii) this prospectus is made available in Australia only to those persons as set forth in clause (i) above, and (iii) the offeree must be sent a notice stating in substance that by accepting this offer, the offeree represents that the offeree is such a person as set forth in clause (i) above, and, unless permitted under the Australian Corporations Act, agrees not to sell or offer for sale within Australia any of the securities sold to the offeree within 12 months after its transfer to the offeree under this prospectus.

China

The information in this document does not constitute a public offer of the securities, whether by way of sale or subscription, in the People's Republic of China (excluding, for purposes of this paragraph, Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan). The securities may not be offered or sold directly or indirectly in the PRC to legal or natural persons other than directly to “qualified domestic institutional investors.”

European Economic Area — Belgium, Germany, Luxembourg and Netherlands

The information in this document has been prepared on the basis that all offers of securities will be made pursuant to an exemption under the Directive 2003/71/EC (“Prospectus Directive”), as implemented in Member States of the European Economic Area (each, a “Relevant Member State”), from the requirement to produce a prospectus for offers of securities.

An offer to the public of securities has not been made, and may not be made, in a Relevant Member State except pursuant to one of the following exemptions under the Prospectus Directive as implemented in that Relevant Member State:

(a)	to legal entities that are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;
(b)	to any legal entity that has two or more of (i) an average of at least 250 employees during its last fiscal year; (ii) a total balance sheet of more than €43,000,000 (as shown on its last annual unconsolidated or consolidated financial statements) and (iii) an annual net turnover of more than €50,000,000 (as shown on its last annual unconsolidated or consolidated financial statements);
(c)	to fewer than 100 natural or legal persons (other than qualified investors within the meaning of Article 2(1)(e) of the Prospectus Directive) subject to obtaining the prior consent of Carbon Sciences, Inc. or any underwriter for any such offer; or
(d)	in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of common stock shall result in a requirement for the publication by Carbon Sciences, Inc.of a prospectus pursuant to Article 3 of the Prospectus Directive.

France

This document is not being distributed in the context of a public offering of financial securities (offre au public de titres financiers) in France within the meaning of Article L.411-1 of the French Monetary and Financial Code (Code monétaire et financier) and Articles 211-1 et seq. of the General Regulation of the

French Autorité des marchés financiers (“AMF”). The securities have not been offered or sold and will not be offered or sold, directly or indirectly, to the public in France.

This document and any other offering material relating to the securities have not been, and will not be, submitted to the AMF for approval in France and, accordingly, may not be distributed or caused to distributed, directly or indirectly, to the public in France.

Such offers, sales and distributions have been and shall only be made in France to (i) qualified investors (investisseurs qualifiés) acting for their own account, as defined in and in accordance with Articles L.411-2-II-2° and D.411-1 to D.411-3, D. 744-1, D.754-1 and D.764-1 of the French Monetary and Financial Code and any implementing regulation and/or (ii) a restricted number of non-qualified investors (cercle restreint d’investisseurs) acting for their own account, as defined in and in accordance with Articles L.411-2-II-2° and D.411-4, D.744-1, D.754-1 and D.764-1 of the French Monetary and Financial Code and any implementing regulation.

Pursuant to Article 211-3 of the General Regulation of the AMF, investors in France are informed that the securities cannot be distributed (directly or indirectly) to the public by the investors otherwise than in accordance with Articles L.411-1, L.411-2, L.412-1 and L.621-8 to L.621-8-3 of the French Monetary and Financial Code.

Ireland

The information in this document does not constitute a prospectus under any Irish laws or regulations and this document has not been filed with or approved by any Irish regulatory authority as the information has not been prepared in the context of a public offering of securities in Ireland within the meaning of the Irish Prospectus (Directive 2003/71/EC) Regulations 2005 (the “Prospectus Regulations”). The securities have not been offered or sold, and will not be offered, sold or delivered directly or indirectly in Ireland by way of a public offering, except to (i) qualified investors as defined in Regulation 2(l) of the Prospectus Regulations and (ii) fewer than 100 natural or legal persons who are not qualified investors.

Israel

The securities offered by this prospectus have not been approved or disapproved by the Israeli Securities Authority (the ISA), or ISA, nor have such securities been registered for sale in Israel. The securities may not be offered or sold, directly or indirectly, to the public in Israel, absent the publication of a prospectus. The ISA has not issued permits, approvals or licenses in connection with the offering or publishing the prospectus; nor has it authenticated the details included herein, confirmed their reliability or completeness, or rendered an opinion as to the quality of the securities being offered. Any resale in Israel, directly or indirectly, to the public of the securities offered by this prospectus is subject to restrictions on transferability and must be effected only in compliance with the Israeli securities laws and regulations.

Italy

The offering of the securities in the Republic of Italy has not been authorized by the Italian Securities and Exchange Commission (Commissione Nazionale per le Societ|$$|Aga e la Borsa, “CONSOB” pursuant to the Italian securities legislation and, accordingly, no offering material relating to the securities may be distributed in Italy and such securities may not be offered or sold in Italy in a public offer within the meaning of Article 1.1(t) of Legislative Decree No. 58 of 24 February 1998 (“Decree No. 58”), other than:

•	to Italian qualified investors, as defined in Article 100 of Decree no.58 by reference to Article 34-ter of CONSOB Regulation no. 11971 of 14 May 1999 (“Regulation no. 1197l”) as amended (“Qualified Investors”); and
•	in other circumstances that are exempt from the rules on public offer pursuant to Article 100 of Decree No. 58 and Article 34-ter of Regulation No. 11971 as amended.

Any offer, sale or delivery of the securities or distribution of any offer document relating to the securities in Italy (excluding placements where a Qualified Investor solicits an offer from the issuer) under the paragraphs above must be:

•	made by investment firms, banks or financial intermediaries permitted to conduct such activities in Italy in accordance with Legislative Decree No. 385 of 1 September 1993 (as amended), Decree No. 58, CONSOB Regulation No. 16190 of 29 October 2007 and any other applicable laws; and
•	in compliance with all relevant Italian securities, tax and exchange controls and any other applicable laws.

Any subsequent distribution of the securities in Italy must be made in compliance with the public offer and prospectus requirement rules provided under Decree No. 58 and the Regulation No. 11971 as amended, unless an exception from those rules applies. Failure to comply with such rules may result in the sale of such securities being declared null and void and in the liability of the entity transferring the securities for any damages suffered by the investors.

Japan

The securities have not been and will not be registered under Article 4, paragraph 1 of the Financial Instruments and Exchange Law of Japan (Law No. 25 of 1948), as amended (the “FIEL”) pursuant to an exemption from the registration requirements applicable to a private placement of securities to Qualified Institutional Investors (as defined in and in accordance with Article 2, paragraph 3 of the FIEL and the regulations promulgated thereunder). Accordingly, the securities may not be offered or sold, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan other than Qualified Institutional Investors. Any Qualified Institutional Investor who acquires securities may not resell them to any person in Japan that is not a Qualified Institutional Investor, and acquisition by any such person of securities is conditional upon the execution of an agreement to that effect.

Portugal

This document is not being distributed in the context of a public offer of financial securities (oferta pública de valores mobiliários) in Portugal, within the meaning of Article 109 of the Portuguese Securities Code (Código dos Valores Mobiliários). The securities have not been offered or sold and will not be offered or sold, directly or indirectly, to the public in Portugal. This document and any other offering material relating to the securities have not been, and will not be, submitted to the Portuguese Securities Market Commission (Comissão do Mercado de Valores Mobiliários) for approval in Portugal and, accordingly, may not be distributed or caused to distributed, directly or indirectly, to the public in Portugal, other than under circumstances that are deemed not to qualify as a public offer under the Portuguese Securities Code. Such offers, sales and distributions of securities in Portugal are limited to persons who are “qualified investors” (as defined in the Portuguese Securities Code). Only such investors may receive this document and they may not distribute it or the information contained in it to any other person.

Sweden

This document has not been, and will not be, registered with or approved by Finansinspektionen (the Swedish Financial Supervisory Authority). Accordingly, this document may not be made available, nor may the common stock be offered for sale in Sweden, other than under circumstances that are deemed not to require a prospectus under the Swedish Financial Instruments Trading Act (1991:980) (Sw. lag (1991:980) om handel med finansiella instrument). Any offering of securities in Sweden is limited to persons who are “qualified investors” (as defined in the Financial Instruments Trading Act). Only such investors may receive this document and they may not distribute it or the information contained in it to any other person.

Switzerland

The securities may not be publicly offered in Switzerland and will not be listed on the SIX Swiss Exchange (“SIX”) or on any other stock exchange or regulated trading facility in Switzerland. This document has been prepared without regard to the disclosure standards for issuance prospectuses under art. 652a or art. 1156 of the Swiss Code of Obligations or the disclosure standards for listing prospectuses under art. 27 ff. of the SIX Listing Rules or the listing rules of any other stock exchange or regulated trading facility in

Switzerland. Neither this document nor any other offering material relating to the securities may be publicly distributed or otherwise made publicly available in Switzerland.

Neither this document nor any other offering material relating to the securities have been or will be filed with or approved by any Swiss regulatory authority. In particular, this document will not be filed with, and the offer of securities will not be supervised by, the Swiss Financial Market Supervisory Authority (FINMA).

This document is personal to the recipient only and not for general circulation in Switzerland.

United Arab Emirates

Neither this document nor the securities have been approved, disapproved or passed on in any way by the Central Bank of the United Arab Emirates or any other governmental authority in the United Arab Emirates, nor has Carbon Sciences, Inc. received authorization or licensing from the Central Bank of the United Arab Emirates or any other governmental authority in the United Arab Emirates to market or sell the securities within the United Arab Emirates. This document does not constitute and may not be used for the purpose of an offer or invitation. No services relating to the securities, including the receipt of applications and/or the allotment or redemption of such securities, may be rendered within the United Arab Emirates by Carbon Sciences, Inc.

No offer or invitation to subscribe for securities is valid or permitted in the Dubai International Financial Centre.

United Kingdom

Neither the information in this document nor any other document relating to the offer has been delivered for approval to the Financial Services Authority in the United Kingdom and no prospectus (within the meaning of section 85 of the Financial Services and Markets Act 2000, as amended (“FSMA”)) has been published or is intended to be published in respect of the securities. This document is issued on a confidential basis to “qualified investors” (within the meaning of section 86(7) of FSMA) in the United Kingdom, and the securities may not be offered or sold in the United Kingdom by means of this document, any accompanying letter or any other document, except in circumstances which do not require the publication of a prospectus pursuant to section 86(1) FSMA. This document should not be distributed, published or reproduced, in whole or in part, nor may its contents be disclosed by recipients to any other person in the United Kingdom.

Any invitation or inducement to engage in investment activity (within the meaning of section 21 of FSMA) received in connection with the issue or sale of the securities has only been communicated or caused to be communicated and will only be communicated or caused to be communicated in the United Kingdom in circumstances in which section 21(1) of FSMA does not apply to Carbon Sciences, Inc.

In the United Kingdom, this document is being distributed only to, and is directed at, persons (i) who have professional experience in matters relating to investments falling within Article 19(5) (investment professionals) of the Financial Services and Markets Act 2000 (Financial Promotions) Order 2005 (“FPO”), (ii) who fall within the categories of persons referred to in Article 49(2)(a) to (d) (high net worth companies, unincorporated associations, etc.) of the FPO or (iii) to whom it may otherwise be lawfully communicated (together “relevant persons”). The investments to which this document relates are available only to, and any invitation, offer or agreement to purchase will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this document or any of its contents.

The principal business address of Aegis Capital Corp. is 810 Seventh Ave., 18th Floor, New York, NY 10019.

CUSTODIAN

         provides custodian services to us pursuant to a custodian services agreement. For the services provided to us by      and its affiliates,      is entitled to fees as agreed upon from time to time. The address of      is     .

TRANSFER AGENT AND DIVIDEND PAYING AGENT

         provides transfer agency support to us and serves as our dividend paying agent under a transfer agency agreement. The address of      is     .

WARRANT AGENT

The warrants offered hereby will be issued in registered form under a warrant agreement between us and         , as warrant agent. The address of      is     .

LEGAL MATTERS

Certain legal matters in connection with this offering will be passed upon for us by Reed Smith LLP, New York, New York. The validity of the securities offered hereby will be passed upon for us by Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters by Blank Rome LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statement of assets and liabilities as of            , 2012, included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of     , independent registered public accountants located at     , upon the authority of said firm as experts in giving said report.

AVAILABLE INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares and warrants we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares and warrants we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to describe the material terms thereof but are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

Upon the completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

We maintain a website at      and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information and make stockholder inquiries by contacting us at Connector Capital Corporation, 970 West Broadway, PMB 402, PO Box 30000, Jackson, WY 83002, or by calling us, collect, at (307) 633-2831. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

INDEX TO FINANCIAL STATEMENTS

Page
Report of Independent Registered Public Accounting Firm	F-2
Statement of Assets and Liabilities as of , 2012	F-3
Notes to Statement of Assets and Liabilities	F-4

[Financial Statements To Be Provided By Amendment]

F-1

6,800,000 Shares of Common Stock

1,700,000 Warrants Each to Purchase
One Share of Common Stock

CONNECTOR CAPITAL CORPORATION

PROSPECTUS

Aegis Capital Corp

Through and including    , 2012 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscription.

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following financial statements of Connector Capital Corporation (the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

INDEX TO FINANCIAL STATEMENTS

Page
Report of Independent Registered Public Accounting Firm	F-2
Statement of Assets and Liabilities as of , 2012	F-3
Notes to Statement of Assets and Liabilities	F-4

2. Exhibits

Exhibit Number	Description
(a)(1)	Articles of Incorporation(1)
(a)(2)	Articles of Amendment and Restatement(3)
(b)	Bylaws(3)
(d)(1)	Form of Common Stock Certificate(3)
(d)(2)	Form of Warrant(3)
(e)	Form of Dividend Reinvestment Plan(3)
(g)	Form of Investment Advisory Agreement by and between Registrant and Connector Capital Asset Management, LLC(3)
(h)	Form of Underwriting Agreement(3)
(j)	Form of Custodian Agreement(3)
(k)(1)	Form of Administration Agreement by and between Registrant and Connector Capital Service Company, LLC(3)
(k)(2)	Form of Indemnification Agreement by and between Registrant and each of its directors(3)
(k)(3)	Form of License Agreement between Registrant and Connector Capital Asset Management, LLC(3)
(k)(4)	Form of Warrant Agreement by and between Registrant and , as warrant agent
(l)	Opinion of Venable LLP(3)
(n)	Consent of Venable LLP (incorporated by reference to exhibit (l) hereto)(3)
(r)	Code of Ethics(3)

(1)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed by the Registrant with the SEC on April 17, 2012.
(2)	Filed herewith.
(3)	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference. Reference is also made to the Form of Underwriting Agreement for the Registrant’s shares of common stock to be filed by amendment to this registration statement.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee		$16,805.47
FINRA filing fee		$16,747
The NASDAQ Capital Market listing fee		$5,000
Printing (other than certificates) and postage		*
Engraving and printing certificates		*
Legal fees and expenses		*
Accounting fees and expenses		*
Miscellaneous fees and expenses		*
Total	$	*

*	To be furnished by amendment.

Other than the SEC registration fee, the FINRA filing fee and The NASDAQ Capital Market listing fee, all of the amounts above are estimates.

All of the expenses set forth above shall be borne by the Registrant.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to the pricing of this offering, Jonathan Ledecky will own 100% of the outstanding common stock of the Registrant. Following the completion of this offering, Jonathan Ledecky’s share ownership is expected to represent less than     % of the Registrant’s outstanding common stock.

See “Management,” “Certain Relationships and Transactions” and “Control Persons and Principal Stockholders” in the Prospectus contained herein.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock as of July 19, 2012:

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share	1

ITEM 30. INDEMNIFICATION

Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended, or the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member or manager, or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Connector Capital Asset Management, LLC, or the investment adviser, and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Connector Capital Service Company, LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Connector Capital Service Company, LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each managing director, director or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors,” “Investment Advisory Agreement” and “Portfolio Management — Investment Personnel.” Additional information regarding the investment adviser and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No.    ), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Connector Capital Corporation, 970 West Broadway, PMB 402, PO Box 30000, Jackson, WY 83002;
(2)	the Transfer Agent, , ;
(3)	the Custodian, , ;
(4)	the Warrant Agent, , ; and
(5)	the investment adviser, Connector Capital Asset Management, LLC, 970 West Broadway, PMB 402, PO Box 30000, Jackson, WY 83002.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

(1)	Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10.0% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.
(2)	Not applicable.
(3)	Not applicable.
(4)	Not applicable.
(5)	Registrant undertakes that:
(a)	For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.
(b)	For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jackson, in the State of Wyoming on the 20th day of July, 2012.

CONNECTOR CAPITAL CORPORATION

By:	/s/ Jonathan J. Ledecky Jonathan J. Ledecky President, Chief Executive Officer and Chairman of the Board of Directors

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, and in the capacities indicated, on the 20th day of July, 2012.

Signature	Title
/s/ Jonathan J. Ledecky Jonathan J. Ledecky	President, Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)
/s/ David Ledecky David Ledecky	Chief Compliance Officer, Chief Financial Officer, Treasurer and Corporate Secretary (Principal Financial and Accounting Officer)